Exhibit 10.14

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

OFFICE LEASE

BY AND BETWEEN

125 S. CLARK (CHICAGO) SPE, LLC,

A DELAWARE LIMITED LIABILITY COMPANY

(AS “Landlord”)

AND

ENFUSION LTD. LLC,

A DELAWARE LIMITED LIABILITY COMPANY

(AS “Tenant”)

SUITE #750

125 SOUTH CLARK STREET

CHICAGO, ILLINOIS

THE DELIVERY OR NEGOTIATION OF THIS DOCUMENT BY LANDLORD OR ITS AGENTS OR ATTORNEYS SHALL NOT BE DEEMED AN OFFER BY LANDLORD TO ENTER INTO ANY TRANSACTION OR RELATIONSHIP WITH ANY PERSON OR PARTY. THIS DOCUMENT SHALL NOT BE BINDING UPON LANDLORD OR ANY AFFILIATE OF LANDLORD OR ITS OR THEIR AGENTS OR ATTORNEYS IN ANY RESPECT, NOR SHALL LANDLORD HAVE ANY OBLIGATIONS OR LIABILITIES TO TENANT UNLESS AND UNTIL BOTH LANDLORD AND TENANT HAVE EXECUTED AND DELIVERED THIS DOCUMENT. UNTIL ANY SUCH FULL EXECUTION AND DELIVERY OF THIS DOCUMENT, EITHER LANDLORD OR TENANT MAY TERMINATE ALL NEGOTIATIONS WITH THE OTHER RELATING TO THE SUBJECT MATTER HEREOF, WITHOUT CAUSE AND FOR ANY REASON, WITHOUT RECOURSE OR LIABILITY.

TABLE OF CONTENTS

1.	BASIC LEASE PROVISIONS	1
2.	PROJECT	2
3.	TERM	4
4.	RENT	5
5.	USE & OCCUPANCY	9
6.	SERVICES & UTILITIES	10
7.	REPAIRS	13
8.	ALTERATIONS	13
9.	INSURANCE	15
10.	DAMAGE OR DESTRUCTION	16
11.	INDEMNITY	17
12.	CONDEMNATION	18
13.	TENANT TRANSFERS	18
14.	LANDLORD TRANSFERS	20
15.	DEFAULT AND REMEDIES	21
16.	SECURITY DEPOSIT	24
17.	MISCELLANEOUS	25
18.	RENEWAL OPTION	27
19.	RIGHT OF FIRST OFFER	29
20.	INTENTIONALLY DELETED	29
21.	ANTENNA	29
22.	FITNESS FACILITY	30
23.	STORAGE SPACE	30
24.	TENANT LOUNGE	30
25.	ROOFTOP TERRACE	30
26.	SIGNAGE	30

i

LIST OF EXHIBITS

EXHIBIT A – [***]
EXHIBIT B – [***]
EXHIBIT C – [***]
EXHIBIT D – [***]
EXHIBIT E – [***]
EXHIBIT E-1 – [***]
EXHIBIT F – [***]
EXHIBIT G – [***]
EXHIBIT H – [***]
EXHIBIT I – [***]

i

INDEX OF DEFINED TERMS

Abatement Period	9	Landlord Default	23
ADA	14	Landlord’s Broker	2
Additional Rent	5	Late Charge	9
Additional Services	10	Late Delivery Rent Credit	4
Affiliates	18	Latent Defects	3
Alterations	13	Lease	1
Amortization Rate	8	Lease Month	4
Antenna	29	Lease Year	4
Arbitration Request	28	Leasehold Improvements	3
Base Building	2	MAI	28
Base Rent	1	Mechanical Systems	2
Brokers	2	NLT	4
Building	1	Notice Addresses	2
Building Standard	4	OFAC	10
Building Structure	2	Permitted Transferee	19
Business Hours	2	Premises	1
Claims	17	Project	2
Code	19	Rent	9
Commencement Date	4	Repair Estimate	16
Common Areas	3	Riser Manager	11
Construction Allowance	2	RSF	1
control	18	Scheduled Commencement Date	1
Control	19	Scheduled Term	1
Cost-Saving Expenses	6	Security Deposit	2
Current Market Rate	27	Space Plans	E-1
Default Rate	23	Standard Services	10
Design Problem	13	Substantial Completion	E-2
Encumbrance	20	Substantially Completed	E-2
Estimated Additional Rent	8	Successor Landlord	21
Estimates	28	Taking	18
Execution Date	1	Taxes	5
Executive Order	10	Taxes applicable to the Base Year	5
Expenses	6	Telecommunication Services	11
Expenses applicable to the Base Year	6	Tenant	1
Expiration Date	4	Tenant Default	21
Extension Option	27	Tenant Delay Day	E-2
Extension Term	27	Tenant’s Broker	2
Fitness Facility	30	Tenant’s Personal Property	4
Force Majeure	24	Tenant’s Share	1
Government Mandated Expenses	6	Tenant’s Wiring	11
Hazardous Materials	9	Term	4
Holidays	2	Transfer	18
HVAC	10	Use	1
Interruption Estimate	16	Work	E-1
Land	2	Working Drawings	E-1
Landlord	1

ii

OFFICE LEASE

Landlord and Tenant enter into this Office Lease (“Lease”) as of the Execution Date on the following terms, covenants, conditions and provisions:

1.	BASIC LEASE PROVISIONS

1.1	Basic Lease Definitions. In this Lease, the following defined terms have the meanings indicated.

(a)	Execution Date:	, 2017.

(b)	Landlord:	125 S. CLARK (CHICAGO) SPE, LLC, a Delaware limited liability company.

(c)	Tenant:	ENFUSION LTD LLC, a Delaware limited liability company

(d)	Building:	125 SOUTH CLARK STREET CHICAGO, ILLINOIS deemed to contain: 582,409 rentable square feet (“RSF”).

(e)	Premises:

Suite 750 (outlined on EXHIBIT A), located on the 7th floor of the Building and deemed to contain: 12,493 RSF. The Premises and Building have been measured in accordance with BOMA 2010 Office Buildings: Standard Methods of Measurement and Calculating Rentable Area (ANSI Z65.1-2010), Method A.

(f)	Use:	General administrative non-governmental office use consistent with that of a first-class office building.

(g)	Scheduled Term:	96 months.

(h)	Scheduled Commencement Date:	June 1, 2017.

(i)	Base Rent:	The following amounts payable in accordance with Article 4:

Lease Months	Annual Base Rent Rate per RSF	Annual Base Rent	Monthly Base Rent
1 through 12	[***]	[***]	[***]
13 through 24	[***]	[***]	[***]
25 through 36	[***]	[***]	[***]
37 through 48	[***]	[***]	[***]
49 through 60	[***]	[***]	[***]
60 through 72	[***]	[***]	[***]
73 through 84	[***]	[***]	[***]
85 through 96	[***]	[***]	[***]
*Subject to Rent Abatement in Section 4.6

(j)	Tenant’s Share:	2.145%.

(k)	Base Year:	Calendar year 2018

(l)	Security Deposit:	[***] in the form of a Letter of Credit as further described in Article 16

(m)	Notice Address:	For each party, the following address(es):

To Landlord	To Tenant
[***]	[***]

(n)	Intentionally Omitted.

(o)	Brokers:

N/A (“Landlord’s Broker”), whose right to a commission to be paid by Landlord is subject to a separate written agreement with Landlord; and CBIZ Gibraltar Real Estate Services, LLC (“Tenant’s Broker”), whose right to a commission to be paid by Landlord is subject to a separate written agreement with Tenant’s Broker

(p)	Construction Allowance:	$N/A

(q)	Business Hours:

From 8:00 a.m. to 6:00 p.m. on Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturday, excepting: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, any other holidays designated by an executive order of the President of the United States or by Act of Congress, or any other day on which the United States Office of Management and Budget has declared federal government offices to be generally closed in the Washington, D.C. metropolitan area (“Holidays”).

2.PROJECT

2.1Project. The Land and all improvements thereon, including the Building and Premises (as defined in Article I and below), and the Common Areas are collectively referred to as the “Project.”

2.2Land. “Land” means the real property described on EXHIBIT B attached hereto, whether Landlord’s interest in the Land is in fee or is a leasehold.

2.3Base Building. “Base Building” means the Building Structure and Mechanical Systems, collectively, defined as follows:

(a)	Building Structure. “Building Structure” means the foundations, floor/ceiling slabs, roofs, exterior walls, exterior glass and mullions, columns, beams, shafts (including elevator shafts), stairs, stairwells, elevators, Building mechanical, electrical and telephone closets, Common Areas, public areas, and any other structural components in the Building. The Building Structure excludes the Leasehold Improvements (and similar improvements to other premises) and the Mechanical Systems.

(b)	Mechanical Systems. “Mechanical Systems” means, without limitation, the mechanical, electronic, physical or informational systems generally serving the Building or Common Areas, including the sprinkler, plumbing, heating, ventilating, air conditioning, lighting, communications, drainage, sewage, waste disposal, vertical transportation, fire/life safety and security systems, if any.

2.4Common Areas. Tenant will have a non-exclusive right to use the Common Areas subject to the terms of this Lease. “Common Areas” mean those interior and exterior common and public areas on the Land and in the Building (and appurtenant easements) from time-to-time designated by Landlord for the non-exclusive use by Tenant in common with Landlord, other tenants and occupants, and their employees, agents and invitees.

2.5Premises. Landlord leases to Tenant the Premises subject to the terms of this Lease. Except as provided elsewhere in this Lease and subject to Latent Defects, by taking possession of the Premises, Tenant accepts the Premises in its “as is” condition and with all faults, and the Premises is deemed in good order, condition and repair, except for latent defects in the Work not visually discoverable by Tenant upon a reasonably diligent inspection and which are identified in writing to Landlord within [***] after the Commencement Date (“Latent Defects”). Landlord does not make and Tenant does not rely upon any representation or warranty of any kind, expressed or implied, with respect to the condition of the Premises (including habitability or fitness for any particular purpose of the Premises). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY AND FITNESS OR SUITABILITY FOR A PARTICULAR PURPOSE. The Premises includes the Leasehold Improvements and excludes certain areas, facilities and systems, as follows:

(a)	Leasehold Improvements. “Leasehold Improvements” means all non-structural improvements in the Premises or exclusively serving the Premises, and any structural improvements to the Building made to accommodate Tenant’s particular use of the Premises. The Leasehold Improvements may exist in the Premises as of the Execution Date, or be installed by Landlord or Tenant under this Lease at the cost of either party. The Leasehold Improvements include: (1) interior walls and partitions (including those surrounding structural columns entirely or partly within the Premises); (2) the interior one-half of walls that separate the Premises from adjacent areas designated for leasing; (3) the interior drywall on exterior structural walls, and walls that separate the Premises from the Common Areas; (4) stairways and stairwells connecting parts of the Premises on different floors, except those required for emergency exiting; (5) the frames, casements, doors, windows and openings installed in or on the improvements described in (1-4), or that provide entry/exit to/from the Premises; (6) all hardware, fixtures, cabinetry, railings, paneling, woodwork and finishes in the Premises or that are installed in or on the improvements described in (1-5); (7) if any part of the Premises is on the ground floor, the ground floor exterior windows (including mullions, frames and glass); (8) integrated ceiling systems (including grid, panels and lighting); (9) carpeting and other floor finishes; (10) kitchen, rest room, lavatory or other similar facilities that exclusively serve the Premises (including plumbing fixtures, toilets, sinks and built-in appliances); (11) if any part of the Premises encompasses an entire floor of the Building, the elevator lobby, corridors and restrooms located on such floor; and (12) the sprinkler, plumbing, heating, ventilating, air conditioning, lighting, communications, security, drainage, sewage, waste disposal, vertical transportation, fire/life safety, and other mechanical, electronic, physical or informational systems that exclusively serve the Premises.

(b)

Exclusions from the Premises. The Premises does not include: (1) the roof of the Building and any areas above the finished ceiling or integrated ceiling systems, or below the finished floor coverings that are not part of the Leasehold Improvements, (2) janitor’s closets, (3) stairways and stairwells to be used for emergency exiting or as Common Areas, (4) rooms for Mechanical Systems or connection of telecommunications equipment, (5) vertical transportation shafts, (6) vertical or horizontal shafts, risers, chases, flues or ducts, (7) elevator banks, except that as part of the Work and the approved plans therefor, Landlord shall, subject to the requirements necessary to preserve landmark status of the Building, brand the elevator lobby on Tenant’s floor [i.e., the marble is protected and any modifications thereto must be reversible] and Tenant may make subsequent Alterations thereto subject to Landlord’s prior approval and compliance with the requirements to preserve landmark status of the Building, and (8) any easements or rights to natural light, air or view.

2.6Building Standard. “Building Standard” means the minimum or exclusive type, brand, quality or quantity of materials Landlord designates for use in the Building from time to time.

2.7Tenant’s Personal Property. “Tenant’s Personal Property” means those trade fixtures, furnishings, equipment, work product, inventory, stock-in-trade and other personal property of Tenant that are not permanently affixed to the Project in a way that they become a part of the Project and will not, if removed, impair the value of the Leasehold Improvements that Tenant is required to deliver to Landlord at the end of the Term under §3.3.

3.	TERM

3.1Term. “Term” means the period that begins on the Commencement Date and ends on the Expiration Date, subject to renewal, extension or earlier termination as may be further provided in this Lease or otherwise agreed to by Landlord and Tenant in writing. “Lease Month” shall mean each full calendar month during the Term (and if the Commencement date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Rent rate applicable for such partial month) and the term “Lease Year” shall mean each consecutive period of twelve (12) Lease Months.

(a)	Commencement Date. “Commencement Date” means, subject to the terms of subparagraph (c) below, the day that Landlord tenders the Premises to Tenant with the Work Substantially Complete or that date that Landlord would have tendered possession of the Premises but for a Tenant Delay Day. If Landlord fails to tender possession of the Premises to Tenant by the Scheduled Commencement Date, such failure will not constitute a default of this Lease or grounds for termination of this Lease, and Tenant agrees to accept possession of the Premises when same are tendered by Landlord.

If, for any reason other than a Tenant Delay Day or a Force Majeure event, Landlord fails to tender possession of the Premises to Tenant with the Work Substantially Completed within [***] after the date of this Lease, then for each day after such date that Landlord is late in so tendering, Tenant shall be entitled to [***] of abatement of Base Rent (which shall be applied following the Commencement Date) (the day for day rent credit shall be referred to as the “Late Delivery Rent Credit”). The Late Delivery Rent Credit, if any, shall be applied in equal monthly installments against Base Rent as and when same comes due and is payable until fully applied, provided that such Late Delivery Rent Credit shall be in addition to the application of any abatement of Rent or other off-set provided herein.

Delay in the Commencement Date shall not subject Landlord to liability for loss or damage resulting therefrom and Tenant’s sole recourse shall be as provided in this Section above.

(b)	Expiration Date. “Expiration Date” means the date that is the last day of the Term.

(c)	Early Occupancy. Tenant may not enter the Premises for any purpose until Landlord tenders the Premises to Tenant. Without permitting such occupancy, and in addition to all other rights, and remedies hereunder, or at law or in equity, if Tenant conducts business in any part of the Premises before the Scheduled Commencement Date, Base Rent and Additional Rent for that period will be paid by Tenant at the rate for the first full calendar month that Base Rent and Additional Rent are due and not discounted, excused or free and Tenant shall otherwise comply with all terms and conditions of this Lease. During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with and be subject to all terms and provisions of this Lease, except those provisions requiring the payment of Base Rent.

(f)

Confirmation of Term. Landlord may notify Tenant of the Commencement Date using a Notice of Lease Term (“NLT’) in the form attached to this Lease as EXHIBIT D. If so, Tenant shall execute and deliver to Landlord the NLT within [***] after its receipt, but Tenant’s failure to do so will not reduce Tenant’s obligations or Landlord’s rights under this Lease.

3.2Holdover. If Tenant keeps possession of the Premises after the end of the Term (a “Holdover”) without Landlord’s prior written consent (which may be withheld in its sole and absolute discretion), then in addition to the remedies available elsewhere under this Lease or by applicable law, Tenant will be a tenant at sufferance and must comply with all of Tenant’s obligations under this Lease, except that during the [***] of Holdover, Tenant will pay [***] of the monthly Base Rent and Additional Rent last payable under this Lease and at [***] thereafter, without prorating for any partial month of Holdover. Tenant shall indemnify, defend and hold harmless Landlord from and against all claims and damages, both consequential and direct, that Landlord suffers due to Tenant’s failure to return possession of the Premises to Landlord at the end of the Term, provided, however, Tenant’s liability for consequential damages shall not arise until after [***] of holdover. Except as provided herein, Landlord’s deposit of Tenant’s Holdover payment will not constitute Landlord’s consent to a Holdover, or create or renew any tenancy.

3.3Condition on Expiration. By the end of the Term, Tenant will return possession of the Premises to Landlord vacant, free of Tenant’s Personal Property, in broom-clean condition, and with all Leasehold Improvements in good working order and repair (excepting ordinary wear and tear), except that Tenant will remove Tenant’s Wiring and those Leasehold Improvements and Alterations (as such terms are defined herein) that, when approved by Landlord, were required to be removed at the end of the Term of which notice to Tenant shall be provided at the time of approval so long as Tenant makes a request therefor in writing. If Tenant fails to return possession of the Premises to Landlord in this condition, Tenant shall reimburse Landlord for all reasonable costs, including Landlord’s standard administration fee, incurred to put the Premises in the condition required under this §3.3. Tenant’s Personal Property left behind in the Premises after the end of the Term will be considered abandoned and Landlord may move, store, retain or dispose of these items at Tenant’s cost, including Landlord’s standard administration fee, provided if Landlord stores such items at Tenant’s cost, Landlord will notify Tenant of such storage.

4.RENT

4.1Base Rent. During the Term, Tenant shall pay all other Base Rent in advance, in monthly installments, on the first (1st) day of each Lease Month. Base Rent for any partial month will be prorated. If the Term commences on a day other than the first day of a calendar month, then Tenant shall pay Base Rent for such partial month prorated on the basis of the number of days in that month.

4.2Additional Rent. Tenant’s obligation to pay Tenant’s Share of Taxes and Expenses under this §4.2 is referred to in this Lease as “Additional Rent.”

(a)

Taxes. For each calendar year all or any portion of which occurs during the Term, Tenant shall pay Landlord in the manner described herein the Tenant’s Share of Taxes paid or incurred during that calendar year if and to the extent Taxes paid or incurred for that calendar year are in excess of the amount of Taxes applicable to the Base Year. The term “Taxes applicable to the Base Year” shall mean Taxes paid or payable during the Base Year, without regard to the calendar year in which such Taxes accrued or were assessed. [For example, if the Base Year is calendar year 2018, then, real estate taxes and assessments applicable to the Base Year would be the 2017 real estate taxes and assessments due and payable during calendar year 2018; and Tenant’s Share of Taxes for calendar year 2019 would be the 2018 real estate taxes and assessments due and payable during calendar year 2019.] In no event shall any decrease in Taxes applicable to any calendar year below Taxes applicable to the Base Year entitle Tenant to any decrease in Base Rent or any credit against sums due under this Lease. For computing Additional Rent, Taxes applicable to the Base Year and applicable to each subsequent calendar year shall be determined based upon a Class 5a commercial property under the Cook County Classification ordinance (or any successor legislation). “Taxes” means all taxes and assessments of every kind and nature that Landlord shall pay or become obligated to pay during a calendar year or portion thereof during the Term regardless of the calendar year or fiscal year during which such taxes or assessments accrued or were assessed. “Taxes” shall include, without limitation, the following: (1) real and personal property taxes and assessments (including ad valorem and special assessments) levied on the Project and Landlord’s personal property used in connection with the Project; (2) taxes on rents or other income derived from the Project; (3) capital and place-of-business taxes; (4) taxes, assessments or fees in lieu of the taxes described in (1-3); and (5) the reasonable costs incurred to reduce the taxes described in (1-4). Notwithstanding the foregoing, taxes excludes net income taxes and taxes paid under §4.3, as well as any excess profits taxes, franchise taxes, succession taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord’s general or net income (as opposed to rents, receipts or income attributable to operations at the Project), or any capital levy, transfer, capital stock, gift, estate or inheritance tax, any tax penalties, fines or late fees, and any amounts payable directly by Tenant or other tenants to the applicable taxing authority or any items included as Expenses.

(b)

Expenses. For each calendar year all or any portion of which occurs during the Term, Tenant shall pay Landlord in the manner described herein the Tenant’s Share of the Expenses paid or incurred by Landlord during that calendar year if and to the extent Expenses paid or incurred by Landlord for that calendar year exceed Expenses applicable to the Base Year. The term “Expenses applicable to the Base Year” shall mean Expenses paid or incurred by Landlord during the Base Year. “Expenses” means the total costs incurred by Landlord to operate, manage, administer, equip, secure, protect, repair, replace, refurbish, clean, maintain, decorate and inspect the Project, including a market fee to manage the Project of no more than [***] of the gross revenue of the Project. Expenses that vary with occupancy will be calculated as if the Building is [***] occupied and operating and all such services are provided to all tenants.

(1)Expenses include, without limitation:

(A)Standard Services provided under §6.1;

(B)Repairs and maintenance performed under §7.2;

(C)	Insurance applicable to the Building, including, but not limited to, the amount of coverages Landlord is required to maintain under §9.2 (including deductibles paid);
(D)	Wages, salaries and benefits of personnel at or below the level of the Building’s regional property manager, to the extent they render services to the Project;
(E)	Payments under any easement, operating agreement, declaration, restrictive covenant or instrument pertaining to the sharing of costs in the Building;
(F)	Costs of operating the Project management office (including reasonable rent) not to exceed 5,000 rentable square feet;
(G)

All costs of (x) operating, maintaining, repairing and replacing the Fitness Facility, including the equipment therein, available to all tenants of the Building, which may be managed by a third party operator on Landlord’s behalf, and (y) the operation, repair, and maintenance of all other building amenities available to all tenants of the Building generally (such as any bike room, tenant lounge, rooftop terrace, etc.); provided, however, in either case, including if the Fitness Facility is managed by a third party on Landlord’s behalf, Landlord shall deduct any profit generated from charging separate membership or usage fees that is actually received by Landlord for any such Fitness Facility or building amenity (as opposed to payments via an operating expense recovery provision such as this Article) from the costs and expenses outlined in subclauses (x) and (y) above and provided further that, in the event any such Fitness Facility is operated or managed by a third party and such third party has the right to retain any or all profit or revenue therefrom, the costs and expenses outlined in subclause (x) above shall not be included within Expenses; and

(H)	Amortization installments of costs required to be capitalized and incurred to:
(i)

Comply with laws, but only to the extent such compliance relates to laws which are amended, become effective, or are interpreted or enforced differently after the date of this Lease (“Government Mandated Expenses”); or

(ii)	Reduce other Expenses or the rate of increase in other Expenses (“Cost-Saving Expenses”).

(2)Expenses exclude:

(A)	Taxes;
(B)	Mortgage payments (principal and interest), ground lease rent, and costs of financing or refinancing the Building;
(C)	Commissions, advertising costs, attorney’s fees, attorney’s fees for enforcing other tenant’s leases and costs of improvements in connection with leasing space in the Building;
(D)	Costs reimbursed by insurance proceeds, warranties or guarantees, or by tenants of the Building (other than as Additional Rent) or any other third party;
(E)	Depreciation;
(F)	Except for the costs identified in §4.2(b)(1)(F), costs required to be capitalized according to sound real estate accounting and management principles, consistently applied;
(G)	Collection costs and legal fees paid in disputes with tenants;
(H)	Costs to maintain and operate the entity that is Landlord (as opposed to operation and maintenance of the Project);
(I)	Costs of performing additional services to or for tenants to any extent that such services exceed those provided by Landlord to Tenant without charge hereunder;
(J)	Amounts payable by Landlord for damages or which constitute a fine, interest, or penalty, including interest or penalties for any late payments of operating costs;
(K)

Costs representing an amount paid for services or materials to an affiliate of Landlord to any extent such amount exceeds the amount that would be paid for such services or materials at the then existing market rates to a person or entity that is not an affiliate of Landlord;

(L)	Bad debt loss, rent loss, or reserves for bad debts or rent loss; and
(M)

Governmental charges, impositions, penalties or any other costs incurred by Landlord in order to clean up, remediate, remove or abate any Hazardous Materials if such Hazardous Materials were installed or deposited in or on the Property in violation of then applicable law by Landlord, any tenant of the Building, any party expressly permitted by Landlord, or any such tenant to install or deposit such Hazardous Materials in the Building.

(c)Amortization and Accounting Principles.

(1)

Each item of Government Mandated Expenses and Well-Being Expenses will be fully amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over its useful life on a straight-line basis as reasonably determined by Landlord using generally accepted accounting principles (commonly referred to as US GAAP), consistently applied.

(2)

Each item of Cost-Saving Expenses will be fully amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over the number of years that Landlord reasonably estimates for the present value of the projected savings in Expenses (discounted at the Amortization Rate) to equal the cost.

(3)

Any item of Expenses of significant cost that is not required to be capitalized but is unexpected or does not typically recur may be amortized in equal annual installments, with interest on the principal balance at the Amortization Rate, over a number of years determined by Landlord. Landlord shall at all times act reasonably and in good faith when deciding how to include the foregoing in Expenses.

(4)	“Amortization Rate” means the prime rate of Citibank, N.A. (or a comparable financial institution selected by Landlord), plus [***].
(5)	Landlord will otherwise use sound real estate accounting and management principles, consistently applied, to determine Additional Rent.
(d)

Estimates and Payments. Each calendar year, Landlord will reasonably estimate and advise Tenant in writing of Additional Rent that may be payable with respect to such calendar year. Tenant will pay the estimated Additional Rent in advance, in monthly installments, on the first day of each month, until the estimate is revised by Landlord. Landlord may reasonably revise its estimate during a calendar year and the monthly installments after the revision will be paid based on the revised estimate. The aggregate estimates of Additional Rent paid by Tenant in a calendar year is the “Estimated Additional Rent.” Without limiting Landlord’s other rights hereunder and at law, Additional Rent not paid when due shall be subject to the Late Charge set forth in §4.5 below.

(e)

Settlement. As soon as practical after the end of each calendar year that Additional Rent is payable, Landlord will give Tenant a statement of the actual Additional Rent for the calendar year. If the actual Additional Rent exceeds the Estimated Additional Rent for the calendar year, then Tenant shall pay the underpayment to Landlord in a lump sum as Rent within [***] after receipt of Landlord’s statement of Additional Rent. If the Estimated Additional Rent exceeds the actual Additional Rent for the calendar year, then Landlord shall credit the overpayment against Rent next due.

(f)

Audit. Provided no Default then exists, after receiving an annual statement of the actual Additional Rent and giving Landlord [***] prior written notice thereof, Tenant may inspect or audit Landlord’s records relating to Expenses and Taxes for the period of time covered by such statement in accordance with the following provisions. If Tenant fails to object to the calculation of Expenses and Taxes on an annual statement of Additional Rent within [***] after the statement has been delivered to Tenant or if Tenant fails to conclude its audit or inspection within [***] after the statement has been delivered to Tenant, then Tenant shall have waived its right to object to the calculation of Expenses and Taxes for the year in question and the calculation of Expenses and Taxes set forth on such statement shall be final. Tenant’s audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord’s business, and shall be conducted only during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection unless the total Expenses and Taxes for the period in question is determined to be in error by more than [***] in the aggregate, in which case Landlord shall pay the audit cost, not to exceed the amount Tenant was overcharged for the period in question. Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. If such inspection or audit reveals that an error was made in the Expenses and Taxes previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of such costs, or Tenant shall pay to Landlord any underpayment of such costs, as the case may be, within [***] after notification thereof. Tenant shall maintain the results of each such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection other than an independent firm of certified public accountants with at least ten (10) years of experience reviewing office building expense reconciliations: (1) which is not compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection (and Tenant shall deliver the fee agreement or other similar evidence of such fee agreement to Landlord upon request), and (2) which agrees with Landlord in writing to maintain the results of such audit or inspection confidential. Nothing in this section shall be construed to limit, suspend, or abate Tenant’s obligation to pay Rent when due, including Additional Rent.

4.3Other Taxes. Upon demand, Tenant will reimburse Landlord for taxes paid by Landlord on (a) Tenant’s Personal Property, (b) Rent, (c) Tenant’s occupancy of the Premises, or (d) this Lease. If Tenant cannot lawfully reimburse Landlord for these taxes, then to the extent not prohibited by applicable law, the Base Rent will be increased to yield to Landlord the same amount after these taxes were imposed as Landlord would have received before these taxes were imposed.

4.4Terms of Payment. “Rent” means all amounts payable by Tenant under this Lease and the Exhibits, including without limitation Base Rent, Additional Rent, and charges for any Additional Services (as defined in §6.2). If a time for payment of an item of Rent is not specified in this Lease, then Tenant will pay such item of Rent within [***] after receipt of Landlord’s statement or invoice. Unless otherwise provided in this Lease, Tenant shall pay Rent without notice, demand, deduction, abatement or setoff, in lawful U.S. currency, at Landlord’s Billing Address. Neither Landlord’s failure to send an invoice nor Tenant’s failure to receive an invoice for Base Rent (and installments of Estimated Additional Rent) wilt relieve Tenant of its obligation to timely pay Base Rent (and installments of Estimated Additional Rent). Each partial payment by Tenant shall be deemed a payment on account; and, no endorsement or statement on any check or any accompanying letter shall constitute an accord and satisfaction, or affect Landlord’s right to collect the full amount due. No payment by Tenant to Landlord will be deemed to extend the Term or render any notice, pending suit or judgment ineffective. By notice to the other, each party may change its Billing Address.

4.5Late Payment. If Landlord does not receive any item of Rent when due, including without limitation Base Rent, Additional Rent, and charges for any Additional Services, then Tenant shall pay Landlord a “Late Charge” of [***] of the overdue amount. Notwithstanding the foregoing, no such Late Charge shall accrue or otherwise be payable by Tenant for the first late payment by Tenant in any calendar year. Tenant agrees that the Late Charge is not a penalty, and will compensate Landlord for costs not contemplated under this Lease that are impracticable or extremely difficult to fix. Landlord’s acceptance of a Late Charge does not waive any Tenant default arising from such late payment.

4.6Rent Abatement. Notwithstanding the foregoing, provided Tenant is not in Default under this Lease, Tenant’s obligation to pay Base Rent, Taxes and Expenses shall be abated by [***] during the [***] of the Term ( “Abatement Period”). If the Commencement Date occurs other than on the first day of a calendar month, then Tenant shall pay prorated Base Rent, Taxes and Expenses for such calendar month and the Abatement Period shall commence on the first day of the next full calendar month. If Tenant commits a material, monetary Default and fails to cure before Landlord files suit to regain possession of the Premises, then all sums so abated shall be immediately due and payable to Landlord. Notwithstanding such abatement of Base Rent, Taxes and Expenses, all other sums due under the Lease shall be payable as provided in the Lease.

5.USE & OCCUPANCY

5.1Use. Tenant shall use and occupy the Premises only for the Use. Landlord does not represent or warrant that the Project is suitable for the conduct of Tenant’s particular business.

5.2Compliance with Laws and Directives.

(a)	Tenant’s Compliance. Subject to the remaining terms of this Lease, Tenant shall comply at Tenant’s expense with all directives of Landlord’s insurers or laws concerning:
(1)	The Leasehold Improvements and Alterations,
(2)	Tenant’s use or occupancy of the Premises,
(3)	Tenant’s employer/employee obligations,
(4)	A condition created by Tenant,
(5)	Tenant’s or its invitees’ failure to comply with this Lease,
(6)	The negligence of Tenant, its agents, contractors, employees, servants, invitees, vendors, licensees or Tenant’s Affiliates, or
(7)

Any chemical wastes, contaminants, pollutants or substances that are hazardous, toxic, infectious, flammable or dangerous, or regulated by any local, state or federal statute, rule, regulation or ordinance for the protection of health or the environment (“Hazardous Materials”) that are introduced to the Project, handled or disposed by Tenant or its Affiliates, or any of their contractors.

(b)	Landlord’s Compliance. Subject to the remaining terms of this Lease, Landlord shall comply at Landlord’s cost with all directives of Landlord’s insurers or laws concerning the Project other than those that are Tenant’s obligation under subsection (a). The costs of compliance under this subsection (b) will be included in Expenses to the extent allowed under §4.2.

5.3Occupancy. Tenant shall not interfere with Building services or other tenants’ rights to quietly enjoy their respective premises or the Common Areas. Tenant shall not make or continue any nuisance, including any objectionable odor, noise, fire hazard, vibration, or wireless or electromagnetic transmission. Tenant will not maintain any Leasehold Improvements or use the Premises in a way that increases the cost of insurance required under §9.2, or requires insurance in addition to the coverage required under §9.2.

5.4Prohibited Persons and Transactions. Tenant represents and warrants to Landlord that (a) Tenant is currently in compliance with and shall at all times during the Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control (the “OFAC”) of the Department of the Treasury (including those named on the OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order No. 13224 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (the “Executive Order”)), or other governmental action relating thereto; and (b) Tenant is not, and will not be, a person with whom Landlord is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act), H.R. 3152, Public Law 107-56 and the Executive Order and regulations promulgated thereunder and including persons and entities named on the OFAC Specially Designated Nations and Blocked Persons List.

6.SERVICES & UTILITIES

6.1Standard Services.

(a)Standard Services Defined. “Standard Services” means:

(1)	Heating, ventilation and air-conditioning (“HVAC”) during Business Hours as reasonably required to comfortably use and occupy the Premises and interior Common Areas;
(2)	Tempered water from the public utility for use in Common Area rest rooms;
(3)

Janitorial services to the Premises and interior Common Areas five (5) days a week, except Holidays in accordance with the janitorial specifications attached hereto as EXHIBIT I, which are subject to change from time-to-time;

(4)

Access to the Premises (by at least 1 passenger elevator if not on the ground floor) 24 hours per day, 7 days per week, 52 weeks per year, subject to Building rules and regulations, Landlord’s security procedures, and events of emergency, fire or other casualties. Subject to the foregoing, Tenant’s access to the Premises may be more limited during other than Business Hours due to more restrictive security procedures; and

(5)	Electricity from Landlord’s selected provider(s) for lighting in the Common Areas.
(b)

Standard Services Provided. During the Term, Landlord shall provide the Standard Services to Tenant. The cost of the Standard Services shall be included in Expenses. Landlord is not responsible for any inability to provide Standard Services due to either: the concentration of personnel or equipment in the Premises; or Tenant’s use of equipment in the Premises that is not customary office equipment, has special cooling requirements, or generates excessive heat not consistent with customary office equipment.

6.2Additional Services. “Additional Services” means utilities or services in excess of the Standard Services set forth in §6.1. Tenant shall not use any Additional Services without Landlord’s prior written consent. If Landlord so consents, any such Additional Services shall be subject to the terms and conditions of this §6.2. Tenant agrees to pay for any Additional Services upon receipt of an invoice or statement from Landlord. If Tenant fails to timely pay for any Additional Services, in addition to Landlord’s other remedies under the Lease including application of the Late Charge set forth in §4.5, Landlord may discontinue the Additional Services:

(a)

HVAC. If Tenant requests HVAC service to the Premises during non-Business Hours, Tenant will give Landlord at least [***] notice of same for weekend HVAC use and by no later than 5:30 P.M. for weekday after hours use, and Tenant will pay as Rent Landlord’s scheduled rate for this service. Such notice may be given by contacting the management office for the Building.

(b)

Lighting. Landlord will furnish Building Standard light bulbs and non-Building Standard lamps, bulbs, ballasts and starters that are part of the Leasehold Improvements for purchase by Tenant, at Tenant’s election, at (i) Landlord’s cost plus [***], plus (ii) the hourly billable labor rate billed (based on [***] per hour as of the Execution Date but subject to change commensurate with labor rate changes) in ½ hour increments.

(c)

Other Utilities and Services. Tenant will pay as Rent the actual cost of utilities or services (other than HVAC and lighting addressed in (a) and (b)) either used by Tenant or provided at Tenant’s request in excess of that provided as part of the Standard Services, plus Landlord’s standard administration fee.

(d)

Additional Systems and Metering. Landlord may require Tenant, at Tenant’s expense, to upgrade or modify existing Mechanical Systems serving the Premises or the Leasehold Improvements to the extent necessary to meet Tenant’s excess requirements (including installation of Building Standard meters to measure the same).

(e)	Scheduled Rates. Landlord reserves the right, in its sole and absolute discretion, with or without notice, to periodically increase or otherwise adjust the rates charged for Additional Services.
(f)

Condenser Water. Subject to availability, at Tenant’s request Landlord shall make condenser water available to a point on each floor of the Building for Tenant’s supplemental condenser water cooling needs. If Tenant uses such supplemental condenser water, Tenant shall pay Landlord’s standard rates as additional rent for such condenser water based on connected tonnage, Tenant’s usage, or other reasonable method of cost allocation determined by Landlord. The current rate for condenser water is [***] per hour, subject to change from time-to-time.

6.3Premises Electricity. Electricity shall be distributed to the Premises either by the electric utility company serving the Building or, at Landlord’s option, by Landlord. As of the date of this Lease, Landlord shall provide electricity to tenants of the Building. If and so long as Landlord is distributing electricity to the Premises, Tenant shall obtain all of its electricity from Landlord and shall pay all of Landlord’s charges for the electricity used in the Premises, not to exceed Landlord’s actual costs, including, without limitation, for lighting and convenience outlets, either through inclusion in Expenses (except as provided for excess usage) or by a separate charge payable by Tenant to Landlord. The electricity used in the Premises shall be determined based on sub-meter readings. If Landlord hereinafter elects to have the Premises separately metered, Tenant, at Tenant’s cost, shall make all necessary arrangements with the electric utility company for metering and paying for electric current furnished to the Premises.

6.4Telecommunications Services. Tenant will contract directly with third party providers and will be solely responsible for paying for all telephone, data transmission, video and other telecommunication services (“Telecommunication Services”) subject to the following:

(a)

Providers. Each Telecommunications Services provider that does not already provide service to the Building shall be subject to Landlord’s reasonable approval. Without liability to Tenant, the license of any Telecommunications Services provider servicing the Building may be terminated by Landlord under the terms of the license, or not renewed upon the expiration of the license.

(b)

Tenant’s Wiring. Landlord may, in its reasonable discretion, designate the location of all wires, cables, fibers, equipment, and connections (“Tenant’s Wiring”) for Tenant’s Telecommunications Services, and restrict and control access to telephone cabinets and rooms. Tenant may not use or access the Base Building, Common Areas or roof for Tenant’s Wiring without first scheduling a time and day for such access with and being accompanied and supervised by a representative of Landlord’s then current riser management company (the “Riser Manager”). Tenant shall pay any and all reasonable fees charged by the Riser Manager, including Riser Manager’s supervisory fee in connection therewith, which as of the Execution Date, is [***] per hour, subject to change from time-to-time. Tenant shall not disturb any Mechanical Systems and any work performed in connection with this section shall be subject to the same general terms and conditions of Article 8. All of Tenant’s Wiring shall be clearly marked with adhesive plastic labels (or plastic tags attached to such cable with wire) to show Tenant’s name, suite number, and the purpose of such Tenant’s Wiring (i) every 6 feet outside the Premises (specifically including, but not limited to, the electrical room risers and any Common Areas), and (ii) at the termination point(s) of such Tenant’s Wiring. Landlord and the Riser Manger shall not remove any of Tenant’s installations in the risers and shafts during the Term provided Tenant’s installations comply with the terms of this section and any other applicable sections of this Lease. Tenant shall be permitted to contract directly with the Riser Manager for the performance of work and shall pay the Riser Manager directly for such services.

(c)	Tenant Sole Beneficiary. This §6.4 is solely for Tenant’s benefit, and no one else shall be considered a third party beneficiary of these provisions.
(d)

Removal of Equipment. Any and all telecommunications equipment and other facilities for telecommunications transmission (including, without limitation, Tenant’s Wiring) installed in the Premises or elsewhere in the Project by or on behalf of Tenant shall be removed prior to the expiration or earlier termination of the Term by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the cost thereof to be paid as Additional Rent. Landlord shall have the right, however, upon written notice to Tenant given no later than [***] prior to the expiration or earlier termination of the Term, to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against Rent, any or all of Tenant’s Wiring and reasonably related equipment (e.g. patch panels, wall jacks, and cable trays as opposed to servers, switches, and non-affixed hardware purchased by Tenant such as racks) or components thereof, whether located in the Premises or elsewhere in the Project.

6.5Interruption of Services.

(a)Without breaching this Lease, Landlord may:

(1)	Comply with laws or voluntary government or industry guidelines concerning the services to be provided by Landlord or obtained by Tenant under this Article 6;
(2)	Interrupt, limit or discontinue the services to be provided by Landlord or obtained by Tenant under this Article 6 as may be reasonably required during an emergency or Force Majeure event; or
(3)

Interrupt, limit or discontinue the services to be provided by Landlord or obtained by Tenant under this Article 6 to repair and maintain the Project under §7.2, or make any improvements or changes to the Project; Landlord shall attempt to give Tenant reasonable prior notice and use commercially reasonable efforts not to disturb Tenant’s use of the Premises for the Use;

(b)

Abatement for Interruption of Standard Services. If all or a part of the Premises is untenantable because of an interruption in a utility service that prevents Landlord from providing any of the Standard Services for more than [***] after receipt of written notice thereof from Tenant, then from the [***] after receipt of such written notice from Tenant until the Standard Services are restored, Landlord shall abate Tenant’s Base Rent and Additional Rent, subject to the following:

(1)	Landlord will only abate Base Rent and Additional Rent to the extent the Premises are untenantable and not actually used by Tenant to conduct business; and
(2)	Landlord will only abate Base Rent and Additional Rent if the interruption of Standard Services is within Landlord’s reasonable control to remedy; and
(3)	Landlord will only abate Base Rent and Additional Rent to the extent the interruption in Base Rent and Additional Rent is covered by insurance Landlord must maintain under §9.2.
(c)

No Other Liability. Except as provided under §6.5(b), Landlord will not be liable in any manner for any interruption in services to be provided by Landlord or obtained by Tenant under this Article 6 (including damage to Tenant’s Personal Property, consequential damages, actual or constructive eviction, or abatement of any other item of Rent).

6.6Recycling. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of the jurisdiction in which the Building is located and of the federal, municipal, and local governments, departments, commissions, agencies and boards having jurisdiction over the Building to the extent that they or this Lease impose on Tenant duties and responsibilities regarding the collection, sorting, separation, and recycling of trash. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Landlord or Tenant by reason of Tenant’s failure to comply with the provisions of this §6.6, and, at Tenant’s sole cost and expense, shall indemnify, defend and hold Landlord harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, using counsel reasonably satisfactory to Landlord.

7.REPAIRS

7.1Tenant’s Repairs. Except as provided in Articles 10 and 12 hereof, during the Term Tenant shall, at Tenant’s cost, repair and maintain (and replace, as necessary) the Leasehold Improvements and keep the Premises in good order and condition, including all bathrooms located within the Premises. Tenant shall be responsible for the costs to repair (and replace, as necessary) any portion of the Project damaged by Tenant or Tenant’s agents, contractors, or invitees. Tenant’s work under this §7.1 (a) is subject to the prior approval and supervision of Landlord, including without limitation, Landlord’s approval of all contractors and subcontractors performing the work, (b) must be performed in compliance with laws and Building rules and regulations, and (c) must be performed in a first-class, lien free and workmanlike manner, using materials not less than Building Standard.

7.2Landlord’s Repairs. Except as provided in Articles 10 and 12 hereof, during the Term, Landlord shall, at Landlord’s cost (but included as Expenses to the extent provided in §4.2) repair and maintain (and replace, as necessary) all parts of the Project that are not Tenant’s responsibility to repair and maintain under §7.1 (or any other tenant’s responsibility under their respective lease) and keep the Project in good order and condition according to the standards prevailing for comparable office buildings in the area in which the Building is located. Tenant may not repair or maintain the Project on Landlord’s behalf or offset any Rent for any repair or maintenance of the Project that is undertaken by Tenant.

8.ALTERATIONS

8.1Alterations by Tenant. “Alterations” means any modifications, additions or improvements to the Premises or Leasehold Improvements made by Tenant during the Term, including modifications to the Base Building or Common Areas required by law as a condition of performing the work, which modifications, if approved by Landlord, which approval may be withheld in Landlord’s sole discretion, and approved by any applicable governmental authority and the Commission on Chicago Landmarks or its equivalent, shall be performed by Landlord, at Tenant’s sole cost and expense. Alterations do not include tenant improvements made under any Work Letter attached to this Lease. Alterations are made at Tenant’s sole cost and expense, subject to the following:

(a)

Consent Required. All Alterations require Landlord’s prior written consent. If a Design Problem (defined below) exists, Landlord may withhold its consent in Landlord’s sole and absolute discretion; otherwise, Landlord will not unreasonably withhold, condition or delay its consent. Without limiting the foregoing, Landlord shall not unreasonably withhold, condition or delay its consent to Tenant structurally reinforcing any floors, to the construction of internal stairways, to increasing the toilet fixture count and bathroom size to accommodate high density areas such as call center or conferencing (or to the construction of additional bathrooms). In either case, Landlord may condition its consent to any item of Alterations on the requirement that Tenant remove this item of Alterations upon termination of this Lease. “Design Problem” means a condition that results, or will result, from Alterations that are proposed, being performed or have been completed that either:

(1)Do not comply with laws or the requirements necessary to preserve landmark status of the Building;

(2)Do not meet or exceed the Building Standard;

(3)Exceed the capacity, adversely affects, is incompatible with, or impairs Landlord’s ability to, or increases the cost to Landlord to, maintain, operate, alter, modify or improve the Base Building;

(4)	Affect the exterior appearance of the Building or Common Areas;
(5)	Violate any agreement affecting the Project;
(6)	Cost more to demolish than Building Standard improvements;
(7)	Violate any insurance regulations or standards for a fire-resistive office building; or
(8)	Locate any equipment, Tenant’s Wiring or Tenant’s Personal Property on the roof of the Building, in Common Areas or in telecommunications or electrical closets.
(9)	Require any cores to be drilled into the floor of the Building.
(b)

No Consent Required. Notwithstanding the foregoing, Tenant may make Alterations without obtaining Landlord’s prior written consent, provided that Tenant gives Landlord reasonable prior written notice of same and further provided that such Alterations (1) are purely cosmetic in nature (including painting, carpeting and the installation of floor covering or wall covering), (2) will not constitute or give rise to a Design Problem, (3) cost less than [***] in any one instance, and (4) do not require a governmental permit of any kind.

(c)

Performance of Alterations. Alterations shall be performed by Tenant in a good and workman-like manner according to plans and specifications approved by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Approval by Landlord of any such plans and specifications shall not be a representation or warranty of Landlord that such plans and specifications are adequate for any use, purpose, or condition, or that such plans and specifications comply with any applicable law or code. Landlord shall deliver notice of its consent or non-consent to the plans and specifications stating the reasons for such non-consent within [***] after Landlord receives notice of the same from Tenant, together with all supporting information as reasonably requested by Landlord, including all approvals of any applicable governmental authority including, without limitation, the Commission on Chicago Landmarks or its equivalent. In the event Landlord fails to give or withhold its approval of such proposed plans and specifications within said [***] period, Landlord shall be deemed to approve such proposed plans and specifications provided (i) Tenant sends an addition [***] prior written notice to Landlord stating the following in capitalized and bold type on the first page of such notice: “IF LANDLORD SHALL FAIL TO EITHER APPROVE OR DISAPPROVE THE PROPOSED PLANS AND SPECIFICATIONS THAT WERE DELIVERED TO LANDLORD ON [INSERT DATE] ON OR BEFORE THE [***] FOLLOWING RECEIPT OF THIS NOTICE, SAID PLANS AND SPECIFICATIONS SHALL BE DEEMED APPROVED BY LANDLORD.” and (ii) Landlord fails to either approve or disapprove the proposed plans and specifications within said additional [***] period. All Alterations shall comply with all laws, the rules and regulations promulgated from time to time by Landlord for the construction of Alterations (which must be reviewed by Tenant’s contractors prior to commencing the Alterations; if there is any conflict between the terms of the rules and regulations and the terms of this Lease, the terms of this Lease shall govern) and insurance requirements, including, without limitation, the Americans with Disabilities Act of 1990, and any regulations issued thereunder, as the same may be amended from time to time (“ADA”) and any requirements of the Commission on Chicago Landmarks or its equivalent. Landlord’s designated contractors must perform Alterations affecting the Base Building or Mechanical Systems; and, all other work will be performed by qualified contractors that meet Landlord’s insurance requirements and are otherwise approved by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. To promote labor harmony, Landlord may require that Tenant use union contractors. Promptly after completing any Alterations, Tenant will deliver to Landlord “as-built” CAD plans, proof of payment, a copy of the recorded notice of completion, and all unconditional lien releases.

(d)

Bonding. If requested by Landlord, before commencing Alterations Tenant shall, at Tenant’s cost, obtain bonds, or deposit with Landlord other security acceptable to Landlord for the payment and completion of the Alterations. These bonds or other security shall be in form and amount reasonably acceptable to Landlord.

(e)	Alterations Fee. Landlord shall not charge any supervisory fee in connection with Tenant’s Alterations during the Term.

8.2Alterations by Landlord. Landlord may make any modifications, additions, renovations or improvements to the Project that Landlord deems appropriate, provided Landlord uses commercially reasonable efforts to avoid disrupting Tenant’s business.

8.3Liens and Disputes. Tenant will keep title to the Land and Building free of any liens concerning the Leasehold Improvements, Alterations, or Tenant’s Personal Property, and will take whatever action is required to have any of such liens released and removed of record within [***] after the filing thereof (including, as necessary, posting a bond or other deposit). To the extent legally permitted, each contract and subcontract for Alterations will provide that no lien attaches to or may be claimed against the Project other than Tenant’s leasehold interest in the Premises.

8.4Contractors’ Required Insurance. Tenant shall cause Tenant’s contractors and subcontractors to secure, pay for, and maintain during the performance of the construction of any Alterations, including the Work, insurance in accordance with and subject to the terms of EXHIBIT G attached hereto and incorporated herein by reference and to otherwise cause Tenant’s contractors and subcontractors to comply with the terms and conditions of such EXHIBIT G

9.INSURANCE

9.1Tenant’s Insurance. Before taking possession of the Premises for any purpose (including construction of tenant improvements, if any) and during the Term, Tenant will provide and keep in force the insurance coverage set forth on EXHIBIT H attached hereto and incorporated herein by reference and Tenant shall otherwise comply with the terms and conditions of such EXHIBIT H

9.2Landlord’s Insurance.

(a)Landlord’s Coverage. During the Term, Landlord will keep in force the following coverage:

(1)Commercial general liability insurance.

(2)

Causes of loss — special form commercial property insurance (including standard extended coverage endorsement perils, leakage from fire protective devices and other water damage) covering the full replacement cost of the Project improvements (excepting the Leasehold Improvements to be insured by Tenant). Each of these policies shall include a provision or endorsement in which the insurer waives its right of subrogation against Tenant.

(3)Boiler and machinery or equipment breakdown insurance.

(4)Other insurance that Landlord elects to maintain.

(b)	Terms. Each of the policies required under (a) will have those limits, deductibles, retentions and other terms that Landlord prudently determines.

9.3Waiver of Claims and Subrogation. Landlord, Tenant, and all parties claiming through or under them, mutually release and discharge each other from responsibility for that portion of any liability, loss or damage paid or reimbursable by an insurer of Landlord or Tenant under any policy of fire, extended coverage or other property insurance policy (or any other insurance policy noted on EXHIBIT H as being subject to this waiver of subrogation provision) maintained by Tenant or by Landlord (or which would have been paid had the insurance required to be maintained hereunder been in full force and effect and a claim submitted thereunder), no matter how caused, including negligence or gross negligence, and each waives any right of recovery from the other including, but not limited to, claims for contribution or indemnity, which might otherwise exist on account thereof, to the extent of the insurance proceeds paid and received (any applicable deductible or self-insurance amount shall be treated as though it were recoverable under such policies). Any fire, extended coverage or property insurance policy (or any other insurance policy noted on EXHIBIT H as being subject to this waiver of subrogation provision) maintained by Tenant with respect to the Premises, or Landlord with respect to the Building or the Project, shall contain, in the case of Tenant’s policies, a waiver of subrogation provision or endorsement in favor of Landlord, and in the case of Landlord’s policies, a waiver of subrogation provision or endorsement in favor of Tenant. Tenant and Landlord, respectively, agree to indemnify, protect, defend and hold harmless each other from and against any claim, suit or cause of action asserted or brought by an indemnitor’s insurer(s) for, on behalf of, or in the name of the indemnitor, including, but not limited to, claims for contribution, indemnity or subrogation, brought in contravention of this paragraph, to the extent of the insurance proceeds paid and received.

10.DAMAGE OR DESTRUCTION

10.1Damage and Repair. If the Leasehold Improvements, Premises or Building is damaged by fire or other casualty, then the parties will proceed as follows:

(a)

Landlord’s Estimates. As soon as reasonably practicable under the circumstances, including the scope of the casualty, Landlord will assess any damage to the Premises and Building (but not the Leasehold Improvements) and notify Tenant of Landlord’s reasonable estimate of the time required to substantially complete repairs and restoration of the Premises and Building (“Repair Estimate”). Landlord will use commercially reasonable efforts to notify Tenant of the Repair Estimate within [***] of the casualty, subject to extension for matters outside of Landlord’s reasonable control. Landlord will also estimate the time that the Premises will be untenantable (“Interruption Estimate”). Within [***] after the later of the issuance of the Repair Estimate, issuance of the Interruption Estimate, or receipt of any denial of coverage or reservation of rights from Landlord’s insurer, each party may terminate the Lease by written notice to the other on the following conditions:

(1)	Landlord or Tenant may elect to terminate this Lease if all or a substantial portion of the Premises is damaged (or if access to the Premises is substantially impaired) and either:
(A)	The damage occurs during the last year of the Term (unless Tenant has exercised its extension option as provided herein), or
(B)

The Repair Estimate exceeds three hundred sixty five days (365) from the date of the casualty and with respect to Tenant’s right to terminate, Tenant did not cause the damage. If neither Landlord nor Tenant terminates this Lease as provided above and Landlord undertakes but fails to substantially complete Landlord’s restoration of the Premises and access thereto by the date set forth in the Repair Estimate (provided, however, that such date in the Repair Estimate shall be extended up to the greater of [***] or the number of days the repair and restoration is delayed by Force Majeure, so long as Landlord is actively restoring the Premises and access thereto, as the case may be (the “Outside Completion Date”)), Tenant may terminate this Lease by giving Landlord written notice of termination at any time after the Outside Completion Date but prior to such substantial completion (such termination notice to include a termination date providing not more than [***] for Tenant to vacate the Premises).

(2)

In addition, Landlord may elect to terminate this Lease if the repair and restoration to be performed by or on behalf of Landlord is not fully covered by insurance maintained or required to be maintained by Landlord (subject only to those deductibles or retentions Landlord elected to maintain) or Landlord’s insurer denies coverage or reserves its rights on coverage or any mortgagee of the Building requires that insurance proceeds be applied to the indebtedness secured by its mortgage.

(b)	Repair and Restoration. If neither party terminates the Lease under (a), then the Lease shall remain in full force and effect and the parties will proceed as follows:
(1)

Landlord will repair and restore the Premises and/or the Building, as applicable (but not the Leasehold Improvements) to substantially the same condition existing prior to such damage, except for modifications required by law. Landlord will perform such work reasonably promptly, subject to delay for loss adjustment, a Tenant Delay Day and Force Majeure.

(2)

Tenant will repair and restore the Leasehold Improvements reasonably promptly to the condition existing prior to such damage, but not less than then current Building Standard, except for modifications required by law.

10.2Rent Abatement. If Tenant did not cause the damage or destruction under §10.1, and as a result of the damage or destruction the Premises are rendered untenantable for more than [***], then from the [***] Tenant’s Base Rent and Additional Rent shall be abated to the extent that the Premises are untenantable. Such abatement shall terminate upon Tenant’s occupancy of the restored Premises, but in any event not later than the [***] after completion of Landlord’s required repairs and restoration of the Premises and that portion of the Building necessary for Tenant’s occupancy of the Premises. Tenant’s sole remedy will be the abatement of Base Rent and Additional Rent provided under this §10.2, and Landlord will not be liable to Tenant for any other amount or remedy, including damages to Tenant’s Personal Property, consequential damages, actual or constructive eviction, termination of this Lease, or abatement of any other item of Rent. The provisions of this Section shall not be negated by an event of Force Majeure.

11.INDEMNITY

11.1Claims. “Claims” means any and all liabilities, losses, claims, demands, damages or expenses that are suffered or incurred by a party, including attorneys’ fees reasonably incurred by that party in the defense or enforcement of the rights of that party.

11.2Tenant’s Indemnity.

(a)

Landlord’s Waivers. LANDLORD WAIVES ANY CLAIMS AGAINST TENANT AND ITS AFFILIATES FOR PERILS INSURED OR REQUIRED TO BE INSURED BY LANDLORD UNDER SUBSECTIONS (2) AND (3) OF §9.2(a), WHICH WAIVER WILL APPLY EVEN IF A CLAIM IS CAUSED IN WHOLE OR IN PART BY THE SOLE NEGLIGENCE, ORDINARY NEGLIGENCE OR STRICT LIABILITY OF TENANT OR ITS AFFILIATES (IT BEING THE EXPRESS INTENT OF LANDLORD AND TENANT TO SHIFT THE RISK OF LIABILITY FOR SUCH CLAIMS TO THE INSURER), EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TENANT OR ITS AFFILIATES.

(b)

Claims Against Landlord. Unless waived by Landlord under (a), Tenant will indemnify and defend (with counsel reasonably approved by Landlord) Landlord and its Affiliates and hold each of them harmless from and against Claims arising from:

(1)	Any accident or occurrence on or about the Premises, except to the extent caused by the negligence or willful misconduct of Landlord or its Affiliates;
(2)	Tenant’s or any of its Affiliates’ negligence or willful misconduct or that of their agents, contractors, employees or invitees;
(3)	Tenant’s failure to comply with this Lease; or
(4)	Any claim for commission or other compensation by any person other than Landlord’s Broker and Tenant’s Broker, if any, for services rendered to Tenant in procuring this Lease.

11.3Landlord’s Indemnity.

(a)	Tenant’s Waivers. TENANT WAIVES ANY CLAIMS AGAINST LANDLORD AND ITS AFFILIATES FOR:
(1)

PERIL INSURED OR REQUIRED TO BE INSURED BY TENANT UNDER EXHIBIT H, WHICH WAIVER WILL APPLY EVEN IF A CLAIM IS CAUSED IN WHOLE OR IN PART BY THE SOLE NEGLIGENCE, ORDINARY NEGLIGENCE OR STRICT LIABILITY OF LANDLORD OR ITS AFFILIATES (IT BEING THE EXPRESS INTENT OF LANDLORD AND TENANT TO SHIFT THE RISK OF LIABILITY FOR SUCH CLAIMS TO THE INSURER), EXCEPT TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD OR ITS AFFILIATES, AND

(2)	DAMAGE CAUSED BY ANY PUBLIC UTILITY, PUBLIC WORK, OTHER TENANTS OR OCCUPANTS OF THE PROJECT, OR PERSONS OTHER THAN LANDLORD.
(b)

Claims against Tenant. Unless waived by Tenant under (a), Landlord will indemnify and defend Tenant (with counsel reasonably approved by Tenant) and its Affiliates and hold each of them harmless from and against Claims arising from:

(1)	Landlord’s or any of its Affiliates’ negligence or willful misconduct;
(2)	Landlord’s default of this Lease; or
(3)	Any claim for commission or other compensation by any person other than Tenant’s Broker, if any, for services rendered to Landlord in procuring this Lease.

11.4Affiliates Defined. “Affiliates” means with respect to a party (a) that party’s partners, members, shareholders, joint venturers and (b) any entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with a party hereto. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) shall mean the ownership or control of securities (including without limitation, stock, partnership interests and membership interests) possessing more than fifty percent (50%) of the voting power of all outstanding voting securities of an entity or the power to otherwise direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities or similar rights, and (c) the directors, managers, partners, officers, employees and agents of that party and each person or entity described in §11.4(a-b).

11.5Survival of Waivers and Indemnities. Landlord’s and Tenant’s waivers and indemnities under §11.2 and §11.3 will survive the expiration or early termination of this Lease.

12.CONDEMNATION

12.1Taking. “Taking” means the acquiring of all or part of the Project for any public or quasi-public use by exercise of a right of eminent domain or under any other law, or any sale in lieu thereof. If a Taking occurs:

(a)	The Lease will terminate as of the date of a Taking if substantially all of the Premises becomes untenantable for substantially all of the remaining Term because of the Taking.
(b)

If the Lease is not terminated under (a), Landlord shall restore or alter the Premises after the Taking to be tenantable, unless Landlord reasonably determines that it will be uneconomical to do so, in which case Landlord may terminate the Lease upon [***] prior written notice to Tenant.

(c)

If the Lease is not terminated under (a), more than [***] of the Premises is untenantable because of the Taking, Tenant cannot operate Tenant’s business for the Use in the Premises after such Taking, and Landlord is unable to provide Tenant with comparable premises in the Project, then Tenant may terminate the Lease upon [***] prior written notice to Landlord.

(d)

If the Lease is not terminated under (a), (b) or (c), the Rent payable by Tenant will be reduced for the term of the Taking based upon the rentable area of the Premises made untenantable by the Taking.

12.2Awards. Landlord is entitled to the entire award for any claim for a Taking of any interest in this Lease or the Project, without deduction or offset for Tenant’s estate or interest; however, Tenant may make a claim for relocation expenses and damages to Tenant’s Personal Property and business to the extent that Tenant’s claim does not reduce Landlord’s award. In no event shall Tenant make any claim based on the value of this Lease or the leasehold estate created hereby.

13.TENANT TRANSFERS

13.1Terms Defined.

(a)Transfer Defined. “Transfer” means any:

(1)	Sublease of all or part of the Premises, or assignment, mortgage, hypothecation or other conveyance of an interest in this Lease;
(2)	Use of the Premises by anyone other than Tenant with Tenant’s consent;
(3)

Change in Tenant’s form of organization (e.g., a change from a limited liability company to a partnership) unless Tenant can demonstrate that the change does not negatively and materially affect the tangible net worth of Tenant as of the execution of this Lease;

(4)

Transfer of fifty-one percent (51%) or more of Tenant’s assets, shares (excepting shares transferred in the normal course of public trading), membership interests, partnership interests or other ownership interests; or

(5)	Transfer of effective control of Tenant.

13.2Prohibited Transfers. Tenant may not enter into any Transfer if such Transfer will result in any portion of the Rent not constituting “rents from real property” with respect to Landlord, within the meaning of Section 856(d) of the Internal Revenue Code of 1986, as amended (the “Code”). In particular, Tenant may not enter into a Transfer (i) that provides for rent or other compensation based in whole or in part on the net income or profits from the business operated in the Premises, or (ii) if the proposed transferee is directly or indirectly related to the Landlord under Section 856, et seq. of the Code. Any such Transfers shall be considered null, void and of no force or effect.

13.3Consent Not Required. If Tenant is not in default or breach of this Lease, Tenant may effect a Transfer to a Permitted Transferee without Landlord’s prior consent, but with notice to Landlord prior to the Permitted Transferee’s occupancy. “Permitted Transferee” means any person or entity that:

(a)

Either (1) controls, is controlled by, or is under common control with Tenant (for purposes hereof, “control” shall mean ownership of not less than fifty percent (50%) of all of the voting stock or legal and equitable interest in the entity in question), (2) results from the merger or consolidation of Tenant, or (3) acquires all or substantially all of the stock and/or assets of Tenant as a going concern;

(b)

Has a tangible net worth immediately following the Transfer not less than the greater of (1) Tenant’s tangible net worth immediately before the Transfer, or (2) Tenant’s tangible net worth as of the execution of this Lease; and

(c)	Will not, by occupying the Premises, cause Landlord to breach any other lease or other agreement affecting the Project.

13.4Consent Required. Each proposed Transfer other than those prohibited under §13.2 or permitted under §13.3 requires Landlord’s prior written consent, which shall not be unreasonably withheld, in which case the parties will proceed as follows:

(a)

Tenant’s Notice. Tenant shall notify Landlord at least [***] prior to the proposed Transfer of the name and address of the proposed transferee and the proposed use of the Premises, and include with the notice copies of the proposed Transfer documents, including without limitation the proposed assignment of lease or proposed sublease document, as applicable, and copies of the proposed transferee’s balance sheets and income statements (both current and for the past two (2) years), as well as such other information as may be reasonably required by Landlord. LANDLORD WILL HAVE NO OBLIGATION TO REVIEW A PROPOSED TRANSFER OR TO CONSENT OR DENY CONSENT TO A PROPOSED TRANSFER UNTIL ALL ITEMS AND INFORMATION SET FORTH ABOVE IN THIS §13.4(a) HAVE BEEN PROVIDED TO LANDLORD.

(b)	Landlord’s Rights. Within [***] after receipt of Tenant’s complete notice and all items required under §13.4(a), Landlord may either:
(1)	If the proposed Transfer is either an assignment of this Lease or sublease of substantially all of the Premises, terminate this Lease as of the proposed Transfer date;
(2)	If the proposed Transfer is a sublease of all of the Premises or any part of the Premises that will be separately demised and have its own entrance from the Common Areas,

exercise a right of first refusal to sublease such portion of the Premises at the lesser of (A) the Rent (prorated for subletting part of the Premises), or (B) the rent payable in the proposed Transfer; or

(3)	Provide written consent, or deny consent, to the proposed Transfer, consent not to be unreasonably withheld, conditioned or delayed if:
(A)	The proposed transferee, in Landlord’s reasonable opinion, has the financial capacity to meet its obligations under the proposed Transfer;
(B)	The proposed use is consistent with the Use and will not cause Landlord to be in breach of any lease or other agreement affecting the Project;
(C)	The proposed transferee is typical of tenants that directly lease premises in first-class office buildings;
(D)

The proposed transferee is not an existing tenant or an Affiliate of an existing tenant, or a party with which Landlord is actively negotiating to lease space in the Building (or has, in the last [***], been actively negotiating to lease space in the Building); and

(E)Tenant is not in Default under this Lease.

(c)

Compelling Consent. If Landlord does not consent to a Transfer, Tenant’s sole remedy against Landlord will be an action for specific performance or declaratory relief, and Tenant may not terminate this Lease or seek monetary damages.

13.5Payments to Landlord. Tenant shall pay Landlord [***] of Transfer receipts that exceed Tenant’s Rent (on a per square foot basis); after Tenant is reimbursed for Tenant’s reasonable and customary out-of-pocket costs incurred in the Transfer, including attorneys’ fees, Alterations, and broker commissions. Tenant shall pay Landlord a [***] review fee, and Landlord’s reasonable attorneys’ fees not to exceed [***] per Transfer, for each proposed Transfer, excepting those in which Landlord exercises its rights under subsection (1) or (2) of §13.4(b).

13.6Effect of Transfers. No Transfer will release Tenant or any guarantor of this Lease from any Lease obligation. Landlord’s acceptance of a payment from any person or entity other than Tenant that occupies the Premises does not waive Tenant’s obligations under this Article 13. If Tenant is in Default of this Lease, Landlord may proceed against Tenant without exhausting any remedies against any transferee and may require (by written notice to any transferee) any transferee to pay Transfer rent owed Tenant directly to Landlord (which Landlord will apply against Tenant’s Lease obligations). Termination of this Lease for any reason will not result in a merger. Each sublease will be deemed terminated upon termination of this Lease unless Landlord notifies the subtenant in writing of Landlord’s election to assume any sublease, in which case the subtenant shall attorn to Landlord under the executory terms of the sublease. Any Transfer or attempted Transfer in violation of the provisions of this Article 13 shall be void and of no force and effect.

14.LANDLORD TRANSFERS

14.1Landlord’s Transfer. Landlord’s right to transfer any interest in the Project or this Lease is not limited by this Lease. Upon any such transfer, Tenant will attorn to Landlord’s transferee and Landlord will be released from liability under this Lease, except for any Lease obligations accruing before the transfer that are not assumed by the transferee.

14.2Subordination. This Lease is, and shall at all times be, subject and subordinate to each ground lease, mortgage, deed to secure debt or deed of trust now or later encumbering the Project or any portion thereof, including each renewal, modification, supplement, amendment, consolidation or replacement thereof (each, an “Encumbrance”). Within [***] of Landlord’s request, Tenant shall, without charge, execute, acknowledge and deliver to Landlord (or, at Landlord’s request, the Encumbrance holder) any instrument reasonably necessary to evidence this subordination. If Tenant fails to execute and deliver such instrument within said [***] period, Tenant hereby authorizes Landlord to execute the same as Tenant’s attorney in fact. Notwithstanding the foregoing, each Encumbrance holder may unilaterally elect to subordinate its Encumbrance to this Lease. Notwithstanding anything contained to the contrary hereinabove, the subordination of this Lease to

Landlord’s current mortgage is conditioned upon Landlord, Tenant, and Landlord’s current mortgage lender executing a Subordination, Non-Disturbance and Attornment Agreement (“SNDA”) in mutually acceptable form on or about the date of execution of this Lease. With respect to future mortgages of the Property, Landlord shall use reasonable efforts to obtain and deliver to Tenant a reasonable SNDA from Landlord’s future mortgage lenders on such lender’s customary form as negotiated by Tenant, but receipt of SNDAs from future lenders shall not be a condition to this Lease or Tenant’s subordination. Tenant may be required to execute each such SNDA before Landlord or the lender will execute the SNDA. Tenant shall be responsible to pay Landlord’s lender’s SNDA processing and legal fees and Tenant shall reimburse Landlord for same within [***] of receipt of an invoice therefor. Landlord shall not be in default in the event Tenant desires to negotiate the SNDA and the parties are unable to agree upon a final form of SNDA. A party’s signature on a SNDA shall evidence such party’s agreement to and acceptance of such SNDA.

14.3Attornment. Upon written request of a Successor Landlord (as such term is defined below), Tenant will attorn to any transferee of Landlord’s interest in the Project that succeeds Landlord by reason of a termination, foreclosure or enforcement proceeding of an Encumbrance, or by delivery of a deed in lieu of any foreclosure or proceeding (a “Successor Landlord”). In this event, the Lease will continue in full force and effect as a direct lease between the Successor Landlord and Tenant on all of the terms of this Lease, except that the Successor Landlord shall not be:

(a)	Liable for any obligation of Landlord under this Lease, or be subject to any counterclaim, defense or offset accruing before Successor Landlord succeeds to Landlord’s interest;
(b)

Bound by any modification or amendment of this Lease made without Successor Landlord’s written consent, except for any amendment or modification of this Lease pursuant to Tenant’s strict exercise of an express right or option granted to Tenant under this Lease;

(c)	Bound by any prepayment of more than one month’s Rent;
(d)	Obligated to return any Security Deposit not paid over to Successor Landlord; or
(e)

Obligated to perform any improvements to the Premises (or provide an allowance therefor). Upon Successor Landlord’s request, Tenant will, without charge, promptly execute, acknowledge and deliver to Successor Landlord any instrument reasonably necessary required to evidence such attornment.

14.4Estoppel Certificate. Within [***] after receipt of Landlord’s written request, Tenant (and each guarantor of the Lease) will execute, acknowledge and deliver to Landlord a certificate upon which Landlord and each existing or prospective Encumbrance holder may rely confirming the following (or any exceptions to the following):

(a)	The Commencement Date and Expiration Date;
(b)	The documents that constitute the Lease, and that the Lease is unmodified and in full force and effect;
(c)	The date through which Base Rent, Additional Rent, and other Rent has been paid;
(d)	That neither Landlord nor Tenant is in Default;
(e)	That Landlord has satisfied all Lease obligations to improve the Premises (or provide Tenant an allowance therefor) and Tenant has accepted the Premises;
(f)	That Tenant solely occupies the Premises; and
(g)	Such other matters concerning this Lease or Tenant’s occupancy that Landlord may reasonably require.

15.DEFAULT AND REMEDIES

15.1Tenant’s Default and Remedies.

(a)Tenant will be in “Default” of this Lease if Tenant either:

(1)	Fails to pay Rent when due, and the failure continues for [***] after Landlord notifies Tenant of this failure (Tenant waiving any other notice that may be required by law);
(2)	Fails to procure or maintain the insurance Tenant is required to procure and maintain pursuant to §9.1(a), and the failure continues for [***] after Landlord notifies Tenant of such failure;
(3)	Tenant fails to release or remove any liens described in §8.3 within the period required under §8.3, and such failure continues for [***] after Landlord notifies Tenant of such failure;
(4)

Fails to perform or comply with a non-monetary Lease obligation of Tenant (other than those obligations described in §15.1(a)(2) and (3) above and §15.1(5), (6) and (7) below, and the failure continues for [***] after Landlord notifies Tenant of this failure, but:

(A)	In an emergency Landlord may require Tenant to perform this obligation in a reasonable time of less than [***] or
(B)

If it will reasonably take more than [***] to perform this obligation, then Tenant will have a reasonable time not exceeding [***] to perform this obligation, but only if Tenant commences performing this obligation within [***] after Landlord notifies Tenant of this failure;

(5)	Consummates a Transfer that violates Article 13;
(6)	Fails, within [***] after it occurs, to discharge any attachment or levy on Tenant’s interest in this Lease; or
(7)

Fails, within [***] after it occurs, to have vacated or dismissed any appointment of a receiver or trustee of Tenant’s assets (or any Lease guarantor’s assets), or any voluntary or involuntary bankruptcy or assignment for the benefit of Tenant’s creditors (or any Lease guarantor’s creditors).

(b)	If Tenant is in Default, Landlord may, without prejudice to the exercise of any other remedy, exercise any remedy available under law, including those described below:
(1)

Landlord may enter the Premises as reasonably required and cure Tenant’s Default on Tenant’s behalf without releasing Tenant from any Lease obligation, and Tenant shall reimburse Landlord on demand for all reasonable costs of such cure, plus Landlord’s standard administration fee.

(2)	Landlord may terminate this Lease upon notice to Tenant (on a date specified in the notice) and recover possession of the Premises from Tenant. At Landlord’s election, either:
(A)

Landlord may recover any Rent unpaid as of the termination date, and Tenant will remain liable for the payment when due of Rent for the remaining Term, less the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises; or

(B)

Landlord may recover any Rent unpaid as of the termination date, and further recover the amount by which the present value, as of the termination date (calculated using the then current discount rate of the Federal Reserve Bank of New York), of the Rent to be paid for the Term remaining after the termination date exceeds the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises; or

(C)	Landlord may recover any unamortized portion of any concessions offered by Landlord to Tenant in connection with this Lease, including without limitation,

the Construction Allowance and any other contribution by Landlord to the cost of tenant improvements and alterations, if any, installed either by Landlord or Tenant pursuant to this Lease or any work letter in connection with this Lease.

(3)

Landlord may in accordance with applicable law, enter and take possession of all or any part of the Premises, expel Tenant or any other occupant, and remove their personal property, and the entry will not constitute a breach of peace or trespass or terminate the Lease. After regaining possession of the Premises, Landlord may relet the Premises for Tenant’s account, but Landlord will not be responsible or liable if Landlord fails to do so or is unable to collect rent due from any reletting. Tenant will continue to pay Rent due, less a credit for the proceeds that Landlord receives in reletting the Premises, but only after Landlord is reimbursed from these proceeds for the expenses Landlord incurs to recover possession of the Premises and relet the Premises.

(4)	For any amounts owed under (1), (2) or (3), recover interest at the maximum rate permitted under applicable law (“Default Rate”) from the date each amount is due until paid by Tenant.
(5)

Landlord shall not be required to serve Tenant with any notices or demands as a prerequisite to its exercise of any of its rights or remedies under this Lease, other than those notices and demands specifically required under this Lease. TENANT WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LAWSUIT BROUGHT BY LANDLORD TO RECOVER POSSESSION OF THE PREMISES FOLLOWING LANDLORD’S TERMINATION OF THIS LEASE PURSUANT TO ARTICLE 15 OR THE RIGHT OF TENANT TO POSSESSION OF THE PREMISES PURSUANT TO ARTICLE 15 AND ON ANY CLAIM FOR DELINQUENT RENT WHICH LANDLORD MAY JOIN IN ITS LAWSUIT TO RECOVER POSSESSION.

15.2Landlord’s Default and Remedies.

(a)

Landlord will be in “Default” of this Lease if Landlord fails to perform any Lease obligation of Landlord and this failure continues for [***] after Tenant notifies Landlord of such failure, or such longer period of time as is reasonable if more than [***] is reasonably required to perform this obligation, if performance commences within the [***] period and is diligently prosecuted to completion.

(b)	If Landlord is in Default, then Tenant may exercise any remedy available under law that is not waived or limited under this Lease, subject to the following:
(1)

Tenant may not terminate this Lease due to any Landlord Default until Tenant notifies each Encumbrance holder and each Encumbrance holder is provided a reasonable opportunity to gain legal possession of the Project and, after gaining possession, cure the Default.

(2)

Landlord’s liability under this Lease or for any matter relating to the occupancy or use of the Premises and/or the Project is limited to Landlord’s interest in the Building, and if Landlord is comprised of more than one entity, the liability of each entity comprising Landlord shall be several only (not joint) based upon such entity’s proportionate share of ownership in the Building.

(3)	No liability under this Lease is assumed by Landlord’s Affiliates.
(4)

Any liability of Landlord to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under this Lease or any matter relating to the occupancy or use of the Premises and/or the Project shall be limited to Tenant’s actual direct, but not consequential, damages therefore.

15.3Enforcement Costs. If Landlord or Tenant brings any action against the other to enforce or interpret any provision of this Lease (including any claim in a bankruptcy or an assignment for the benefit of creditors), the prevailing party shall recover from the other reasonable costs and attorneys’ fees incurred in such action.

15.4WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER CONCERNING ANY MATTER RELATED TO THIS LEASE.

15.5Force Majeure. If either party shall be delayed in, or prevented from, the performance of any act or service required under this Lease, by reason of strikes, inability to procure materials, failure of power, restrictive governmental laws or regulations, riot, insurrection war, terrorism, or any act of God, or other reasons of a similar or dissimilar nature which are beyond the reasonable control of the party (“Force Majeure”), then the performance of any such act or service shall be excused for the period of the resulting delay. Notwithstanding the foregoing, this paragraph shall not be applied so as to excuse or delay (a) payment of any monies from one party to the other, including Rent, or (b) performance of obligations which can be cured by the payment of monies.

16.SECURITY DEPOSIT

16.1The Security Deposit shall be delivered by Tenant in the form of a clean, unconditional, irrevocable letter of credit. Such letter of credit shall be: (a) in form and substance satisfactory to Landlord in its reasonable discretion (it being understood that Landlord approves the form of letter of credit attached hereto as EXHIBIT F) (with the following criteria at a minimum); (b) at all times in the stated face amount of not less than the Security Deposit amount required under this Lease and shall on its face state that multiple and partial draws are permitted and either (i) that partial draws will not cause a corresponding reduction in the stated face amount of the letter of credit or (ii) that, within [***] after any such partial draw, the issuer will notify Landlord in writing that the letter of credit will not be reinstated to its full amount in which event Landlord shall have the right to immediately draw on the remainder of the letter of credit (it being understood that the total Security Deposit on hand, whether in cash or letter of credit form, shall at all times be not less than the total Security Deposit amount as so required); (c) issued by a commercial bank acceptable to Landlord from time to time with an office in the Chicago, Illinois area for the account of Tenant, and its permitted successors and assigns under this Lease; (d) made payable to, and expressly transferable and assignable one or more times at no charge by, the owner from time to time of the Building or its lender (which transfer/assignment shall be conditioned only upon the execution of a reasonable and customary written document in connection therewith), whether or not the original account party of the letter of credit continues to be the Tenant under this Lease by virtue of a change in name or structure, merger, assignment, transfer or otherwise; (e) payable at sight upon presentment to a Chicago, Illinois branch of the issuer of a simple sight draft stating only that Landlord is permitted to draw on the letter of credit under the terms of the Lease and setting forth the amount that Landlord is drawing; (f) of a term not less than one year, and shall on its face state that the same shall be renewed automatically, without the need for any further written notice or amendment, for successive minimum one year periods, unless the issuer notifies Landlord in writing, at least [***] prior to the expiration date thereof, that such issuer has elected not to renew the letter of credit (which will thereafter entitle Landlord to draw on the letter of credit); and (g) at least [***] prior to the then current expiration date of such letter of credit, either (1) renewed (or automatically and unconditionally extended) from time to time through [***] after the expiration of the Lease Term, or (2) replaced by Tenant with another letter of credit meeting the requirements of this section, in the full amount of the Security Deposit. Tenant shall cooperate with Landlord to effect any modifications, transfers or replacements of the letter of credit requested by Landlord in order to assure that Landlord is at all times fully secured by a valid letter of credit that may be drawn upon by Landlord, its successors and assigns. Notwithstanding anything in this Lease to the contrary, any cure or grace period provided in connection with a Default shall not apply to any of the foregoing requirements of the letter of credit, and, specifically, if any of the aforesaid requirements are not complied with timely, then an immediate Default shall occur and Landlord shall have the right to immediately draw upon the letter of credit without notice to Tenant and apply the proceeds to the Security Deposit. Each letter of credit shall be issued by a commercial bank that has a credit rating with respect to certificates of deposit, short term deposits or commercial paper of at least P-2 (or equivalent) by Moody’s Investor Service, Inc., or at least A-2 (or equivalent) by Standard & Poor’s Corporation, and shall be otherwise acceptable to Landlord in its reasonable discretion. If the issuer’s credit rating is reduced below P-2 (or equivalent) by Moody’s Investors Service, Inc. or below A-2 (or equivalent) by Standard & Poor’s Corporation, or if the financial condition of such issuer changes in any other materially adverse way, then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute letter of credit that complies in all respects with the requirements of this section, and Tenant’s failure to obtain such substitute letter of credit within

[***] following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) shall entitle Landlord to immediately draw upon the then existing letter of credit in whole or in part, without notice to Tenant. In the event the issuer of any letter of credit held by Landlord is insolvent or is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation, or any successor or similar entity, or if a trustee, receiver or liquidator is appointed for the issuer, then, effective as of the date of such occurrence, said letter of credit shall be deemed to not meet the requirements of this section, and, within [***] thereof, Tenant shall replace such letter of credit with other collateral acceptable to Landlord in its sole and absolute discretion (and Tenant’s failure to do so shall, notwithstanding anything in this Lease to the contrary, constitute a Default for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid [***]  period). Any failure or refusal of the issuer to honor the letter of credit shall be at Tenant’s sole risk and shall not relieve Tenant of its obligations hereunder with respect to the Security Deposit.

16.2Notwithstanding the foregoing, provided no Default has occurred hereunder and, not earlier than [***] prior to and no later than [***] after each reduction date set forth below, Tenant has delivered to Landlord a written request for Landlord to acknowledge (and Landlord has made such acknowledgement in writing on such form as is reasonably required by the issuing bank, and Landlord agrees to so acknowledge, if true, within [***] after request therefor) that no Default has occurred hereunder, Tenant may reduce the amount of the Letter of Credit to [***] after Tenant has paid [***] of Rent, to [***] after Tenant has paid [***] of Rent and to [***] after Tenant has paid of Rent with no further reduction thereafter. If the deposit is then held in cash, Landlord shall refund any reduced amount to Tenant within [***] of Landlord’s receipt of the written request and confirmation of no Default.

17.MISCELLANEOUS

17.1Rules and Regulations. Tenant will comply with the Rules and Regulations attached as EXHIBIT C. Landlord may reasonably modify or add to the Rules and Regulations upon notice to Tenant. If the Rules and Regulations conflict with this Lease, the Lease shall govern.

17.2Notice. Notice to Landlord must be given to Landlord’s Notice Addresses. Notice to Tenant must be given to Tenant’s Notice Addresses. By notice to the other, either party may change its Notice Address. Each notice must be in writing and must be: (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, or (ii) hand delivered by local courier or national overnight delivery service (e.g., Federal Express). Notice sent by certified mail, postage prepaid, shall be effective two (2) business days after being deposited in the United States Mail; notices sent by hand delivery or overnight courier shall be effective one (1) business day after being deposited with the courier service.

17.3Relocation. Intentionally Deleted.

17.4Building Name. Tenant shall not use the Building’s name or image for any purpose, other than Tenant’s address. Landlord may change the name of the Building without any obligation or liability to Tenant.

17.5Entire Agreement. This Lease is deemed integrated and contains all of each party’s representations, waivers and obligations. The parties may only modify or amend this Lease in a writing that is fully executed and delivered by both parties.

17.6Counterparts. This Lease may be executed in any number of counterparts, each of which when taken together shall be deemed to be one and the same instrument.

17.7Successors. Unless provided to the contrary elsewhere in this Lease, this Lease binds and inures to the benefit of each party’s heirs, successors and permissible assignees.

17.8No Waiver. A party’s waiver of a breach of this Lease will not be considered a waiver of any other breach. No custom or practice that develops between the parties will prevent either party from requiring strict performance of the terms of this Lease. No Lease provision or act of a party creates any relationship between the parties other than that of landlord and tenant.

17.9Independent Covenants. The covenants of this Lease are independent. A court’s declaration that any part of this Lease is invalid, void or illegal will not impair or invalidate the remaining parts of this Lease, which will remain in full force and effect.

17.10Captions. The use of captions, headings, boldface, italics or underlining is for convenience only, and will not affect the interpretation of this Lease.

17.11Authority. Individuals signing this Lease on behalf of either party represent and warrant that they are authorized to bind that party.

17.12Applicable Law. This Lease is governed by the internal laws of the State of Illinois without application of conflicts of law provisions or choice of law rules. In any action brought under this Lease, Tenant submits to the jurisdiction of the courts of the State of Illinois, and to venue in Chicago, Illinois.

17.13Confidentiality. Tenant will not record this Lease or a memorandum of this Lease without Landlord’s prior written consent. Tenant will keep the terms of this Lease confidential and, unless required by law, may not disclose the terms of this Lease to anyone other than Tenant’s Affiliates to the extent necessary to Tenant’s business.

17.14Reasonableness and Consent. Tenant’s sole remedy for any claim against Landlord that Landlord has unreasonably withheld or unreasonably delayed any consent or approval shall be an action for injunctive or declaratory relief. In addition, so long as (a) Tenant confirms with Landlord, no more than [***] in advance of the request, the correct Landlord’s email address (based on the nature of the request) to whom the request should be sent, and (b) such email request from Tenant states in ALL CAPS and BOLD LETTERS that the Landlord’s recipient must provide a prompt return email to Tenant acknowledging receipt of Tenant’s request, Tenant may use electronic mail only for requests for Landlord’s consent or approval required under this Lease in lieu of sending same via regular or overnight email, provided, however, any notice that is being sent to trigger a “deemed approval” must be sent in accordance with the formal notice provisions of this Lease in order to be effective (although a courtesy email may be sent as well, such email shall not trigger the cure period). If Tenant does not promptly receive an emailed acknowledgement from Landlord’s recipient of receipt of Tenant’s request, the burden shall be on Tenant to follow-up with Landlord’s designated recipient and to prove Landlord’s receipt of the emailed request.

17.15 Time. Time is of the essence as to all provisions in this Lease in which time is a factor.

17.16Quiet Enjoyment. So long as Tenant is not in Default, Tenant shall have the right to peacefully and quietly enjoy the Premises for the Term, subject to the terms of this Lease, matters of record, and rights of other tenants of the Project.

17.17Right to Enter Premises. Upon 24 hours prior notice, which may be sent via email or may be oral, provided if communicated orally such communication will be made to Tenant’s Representative (listed below) as changed from time-to-time through written notice provided to Landlord (other than in an emergency or to perform daily maintenance obligations, such as janitorial services, in which case no notice is required), Landlord may enter the Premises at any reasonable time to inspect the Premises, show the Premises to prospective lenders, purchasers or tenants, or perform Landlord’s duties under this Lease. Tenant’s Representative is Tim Finney, c/o Enfusion Legal, Telephone: 312.445.0490, E-mail: Tfinney@enfusionsystems.com, c/o Legal@enfusionsystems.com. If Tenant has not kept the contact information for Tenant’s Representative current, Landlord’s obligation will be deemed satisfied if Landlord attempts to provide notice pursuant to that last known contact information whether or not received.

17.18Lender Approval. Intentionally Deleted.

17.19Exhibits. The exhibits attached to this Lease are incorporated herein. If any exhibit is inconsistent with the terms of this Lease, the provisions of this Lease will govern.

17.20Financial Statements. At any time during the Term of this Lease, but not more than one (1) time per calendar year, if Tenant is in Default, if requested by a lender, if in connection with a sale or refinance of the Building or in connection with the exercise of any of Tenant’s special options hereunder, Tenant shall, upon [***] prior written notice from Landlord, provide Landlord with a current financial statement and financial statements for the [***] prior to the current financial statement year for Tenant and any guarantor of Tenant’s obligations under this Lease. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Tenant consents to the delivery of such financial statements by Landlord to lenders or prospective lenders or purchasers of the Building.

17.21No Light, Air or View Easement. This lease does not create, nor shall Tenant have, any easement, express or implied, or any other right for light, air or view to or from the Premises. Any reduction or blockage of light, air or view by any structure which may be erected after the Execution Date shall in no way effect this Lease, the obligations of Tenant hereunder or impose any additional liability on Landlord.

17.22Guaranty. Intentionally Deleted.

17.23Abatement. Notwithstanding anything to the contrary herein, Landlord shall have the option, in connection with any sale, recapitalization, or finance of the Building/Project, to make a cash payment to Tenant in the amount of the remaining abatement contemplated under §4.6, if any, or any future abatement included as part of an amendment to this Lease with respect to any additional space that Tenant may lease, or otherwise (“Future Abatement”). Hereinafter the remaining abated Base Rent, Taxes and Expenses due for the §4.6 abatement and any Future Abatement shall be referred to herein as the “Abated Rent Payment”. Upon Landlord’s tender of the Abated Rent Payment in full, Tenant shall no longer be entitled to abate Base Rent, Expenses and Taxes pursuant to §4.6, if any, or any Future Abatement, as applicable. Landlord shall exercise its option to buy out any Abated Rent Payment by notice given to Tenant at least [***] before the closing of the sale, recapitalization, or finance of the Building, and shall make the payment to Tenant on or immediately following the date of such closing.

17.24Tenant’s Security. Provided Tenant complies with the requirements of this Lease (including, without limitation, Article 8), Tenant may install and maintain Tenant’s own internal security system in the Premises provided (a) Tenant obtains Landlord’s prior written approval (not to be unreasonably withheld, conditioned or delayed); (b) any such system must be compatible with the existing Building’s fire/life safety and security systems including unlocking in the event of an emergency or fire alarm test. Tenant acknowledges and agrees that the Building has an established key card system and that Tenant’s internal security system must be compatible with the Building’s system so that a separate card is not needed by Landlord’s employees to access the Premises. All doors to and within the Premises with key card entry must have key overrides using Building Standard hardware that allows the Building to have master override capability, must be compatible with the Building’s standard Best key lock hardware. Any door with a mag lock must be tied to the Building’s emergency management system at Tenant’s cost.

18.RENEWAL OPTION

18.1Tenant is hereby granted one (1) option (the “Extension Option”) to extend the term of the Lease for the entire Premises then under Lease for one (1) additional periods of five (5) years (the “Extension Term”). The Extension Option may be exercised only by giving Landlord irrevocable and unconditional written notice thereof no later than twelve (12) months prior to the commencement of the Extension Term. Tenant may not exercise the Extension Option if Tenant is in Default under the Lease beyond the expiration of any applicable cure period at the date of said notice. Upon exercise of the Extension Option, all references in the Lease to the Term shall be deemed to be references to the Term as extended pursuant to the Extension Option. The Extension Term shall be on the same terms, covenants and conditions as are contained in the Lease, except that (i) Tenant shall have no further right to extend the Term, (ii) Base Rent applicable to the Premises for the Extension Term shall be determined as provided below, and (iii) any initial rent abatement, concession or allowance which are in the nature of economic concessions or inducements shall not be applicable to the Extension Term. In addition to Base Rent, Tenant shall pay Additional Rent and other Rent during the Extension Term as provided in this Lease. Base Rent per annum per rentable square foot of the Premises for the Extension Term shall be the Current Market Rate for lease terms commencing on or about the date of commencement of such Extension Term. The term “Current Market Rate” means the prevailing rental rate per rentable square foot for comparable leases recently executed for comparable space in the Building and in comparable buildings in the downtown Chicago area. The determination of Current Market Rate shall take into consideration net versus gross lease; differing base years if applicable; any differences in the size of space being leased, the location of space in the Building and in comparable buildings in the downtown Chicago area and the length of lease terms; any differences in definitions of rentable square feet or rentable area with respect to which rental rates are computed; the value of rent abatements, allowances (for demolition, space planning, architectural and engineering fees, construction, moving expenses, commissions, or other purposes), the location and condition of the Building and comparable buildings in the downtown Chicago area, the location and condition of the Premises within the Building (provided the calculation shall expressly exclude consideration of Tenant’s Personal Property and all Leasehold Improvements on or part of the Premises which have either been installed or paid for by Tenant (i.e., the Premises shall be deemed to be void of those items)) and other pertinent factors. The Current Market Rate may include an escalation of a fixed base rental rate (based on a fixed step or index) then prevailing in the market. Within [***] after receipt of Tenant’s notice to extend Landlord shall deliver to Tenant written notice of the Current Market Rate and shall advise Tenant of the required adjustment to Base Rent, if any.

18.2Tenant and Landlord shall, within [***] after receipt of Landlord’s notice attempt to agree on the Current Market Rate, and Tenant shall notify Landlord in writing whether Tenant (a) accepts Landlord’s determination of the Current Market Rate; (b) rejects Landlord’s determination of the Current Market Rate, or (c) requests that the Current Market Rate be determined by an appraiser (“Arbitration Request”). If Tenant rejects Landlord’s determination, Tenant’s exercise of the Extension Option granted herein shall be deemed revoked and of no further force of effect. If Tenant requests that the Current Market Rate be determined by an appraiser, Landlord and Tenant, within [***] after the date of the Arbitration Request, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Current Market Rate (collectively referred to as the “Estimates”). If the higher of such Estimates is not more than [***]  of the lower of such Estimates, then Current Market Rate shall be the average of the two Estimates. If the Current Market Rate is not resolved by the exchange of Estimates, Landlord and Tenant, within [***] after the exchange of Estimates, shall each select an appraiser to determine which of the two Estimates most closely reflects the Current Market Rate. Each appraiser so selected shall be certified as an MAI appraiser and shall have had at least five (5) years’ experience within the previous ten (10) years as a real estate appraiser or commercial real estate office broker working in the same submarket in which the Building is located, with working knowledge of current office rental rates and practices. For purposes of this Lease, an “MAI” appraiser means an individual who holds an MAI designation conferred by, and is an independent member of, the American Institute of Real Estate Appraisers (or its successor organization, or in the event there is no successor organization, the organization and designation most similar). Upon selection, Landlord’s and Tenant’s appraisers shall work together in good faith to agree upon which of the two Estimates most closely reflects the Current Market Rate. The Estimate chosen by such appraisers shall be binding on both Landlord and Tenant as the Current Market Rate. If either Landlord or Tenant fails to appoint an appraiser within the [***] period referred to above, the appraiser appointed by the other party shall be the sole appraiser for the purposes hereof. If the two appraisers cannot agree upon which of the two Estimates most closely reflects the Current Market Rate within the [***] after their appointment, then, within [***] after the expiration of such [***] period, the two (2) appraisers shall select a third appraiser meeting the aforementioned criteria. Once the third appraiser has been selected as provided for above, then, as soon thereafter as practicable but in any case within [***], the appraiser shall make his determination of the Current Market Rate. In the event the third appraisal shall be greater than the average of the first two (2) appraisals submitted by Landlord and Tenant, then the Current Market Rate shall be the average of the two (2) highest appraisals. In the event such third appraisal shall be lower than the average of the first two (2) appraisals, then the Market Rate shall be the average of the two (2) lowest appraisals and the Current Market Rate so determined shall be binding upon Landlord and Tenant and Tenant shall pay [***] of such amount during the Extension Term. The parties shall share equally in the costs of the third appraiser. Any fees of any appraiser, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such appraiser, counsel or expert. In the event that the Current Market Rate has not been determined by the commencement date of the Extension Term at issue, Tenant shall pay the most recent Base Rent set forth in the Lease until such time as the Current Market Rate has been determined. Upon such determination, Base Rent shall be retroactively adjusted. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within [***] after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next installment of Base Rent due under the Lease and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Base Rent.

18.3Tenant must timely exercise the Extension Option or the Extension Option shall terminate. Tenant may not exercise the Extension Option if Tenant is not occupying and conducting business in the Premises. Tenant’s exercise of the Extension Option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant’s right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the Extension Option, or if Tenant shall have subleased or assigned all or any portion of the Premises in a sublease or assignment that requires Landlord’s consent, then immediately upon such termination, sublease or assignment, the Extension Option shall simultaneously terminate and become null and void. The Extension Option is personal to the original named Tenant and any Permitted Transferee of such Tenant.

19.RIGHT OF FIRST OFFER

19.1Subject to existing renewal options, expansion options, and other preferential rights to lease of other tenants, and provided no Default then exists, Landlord shall, prior to offering the same to any party (other than the then-current tenant therein), first offer to lease to Tenant any space contiguous to the Premises on the 7th floor (the “Offer Space”); such offer shall be in writing and specify the lease terms for the Offer Space, including the rent to be paid for the Offer Space and the date on which the Offer Space shall be included in the Premises (the “Offer Notice”). Tenant shall notify Landlord in writing whether Tenant irrevocably elects to lease the entire Offer Space on the terms set forth in the Offer Notice, within [***] after Landlord delivers to Tenant the Offer Notice. If Tenant timely elects to lease the Offer Space, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Offer Space is to be included in the Premises, on the terms set forth in the Offer Notice and, to the extent not inconsistent with the Offer Notice terms, the terms of this Lease; however, Tenant shall accept the Offer Space in an “AS-IS” condition and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements except as specifically provided in the Offer Notice and further provided that the term of Tenant’s lease of the Offer Space shall end contemporaneously with the expiration of the Term set forth in this Lease (as it may be renewed or extended), unless sooner terminated as provided in this Lease. Base Rent, Taxes and Expenses for the Offer Space shall commence on the earlier to occur of the date Tenant opens for the conduct of business in the Offer Space and the [***] following the date on which the Offer Space is delivered to Tenant. From the date the Offer Space is delivered to Tenant. Notwithstanding the foregoing, if prior to Landlord’s delivery to Tenant of the Offer Notice, Landlord has received an offer to lease all or part of the Offer Space from a third party (a “Third Party Offer”) and such Third Party Offer includes space in excess of the Offer Space, Tenant must exercise its rights hereunder, if at all, as to all of the space contained in the Third Party Offer.

19.2If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof (it being understood that Tenant’s right hereunder is a one-time right only), and Landlord may lease all or a portion of the Offer Space to third parties on such terms as Landlord may elect. Tenant may not exercise its right of first offer if a Default exists or if Tenant is not then occupying the entire Premises. For purposes hereof, if an Offer Notice is delivered for less than all of the Offer Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Offer Space, then such remaining portion of the Offer Space shall thereafter be excluded from the provisions of Tenant’s right of first offer in the event of exercise of such preferential right. Notwithstanding anything to the contrary contained in this Article, Landlord shall not be required to provide Tenant an Offer Notice more than once in any six (6) month period. If Tenant declines or waives its right to lease Offer Space, then Landlord shall be free to lease all or any portion of the Offer Space (whether or not previously offered to Tenant) without regard to Tenant’s right of first offer during the six (6) month period after Tenant’s refusal or waiver.

19.3Tenant’s right of first offer rights shall terminate if (a) the Lease or Tenant’s right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in the Lease or sublets any portion of the Premises other than to a Permitted Transferee, (c) Tenant is not occupying the Premises, or (d) less than three (3) full calendar years remain in the term of this Lease, unless Tenant exercises an available renewal option.

20.INTENTIONALLY DELETED.

21.ANTENNA

Landlord agrees that Tenant may lease space on the roof of the Building so that Tenant may install one satellite transmitting or receiving dish or an antenna necessary for Tenant’s business (and not for public broadcasting) (the “Antenna”), provided that (a) the size, location and manner of installation of such Antenna shall be determined by Landlord in its reasonable discretion, (b) the Antenna a shall be located so as to not be visible except from above the Building and Tenant shall install such screens as may be necessary to prevent the visibility of the Antenna, (c) no such Antenna shall be affixed to the roof of the Building by any device which penetrates the roof and Landlord shall have the right to approve in advance Tenant’s mounting of the Antenna, (d) Tenant shall bear all costs and liability incurred with respect to the installation, operation, maintenance, removal and insuring of the Antenna, (e) installation, operation and removal of the Antenna shall be performed in such manner as is necessary in order to preserve Landlord’s roof warranty, (f) the installation, operation and maintenance of the Antenna is permitted under and performed in full compliance with all applicable federal, state and local laws and regulations and the rules and regulations of the Building, (g) Tenant’s Antenna shall not interfere with any other existing equipment and Tenant shall work with Landlord or Landlord’s contractor to resolve any interference issues, and (h) Tenant shall also be responsible for the cost of the electricity to operate the Antenna. Landlord agrees that Tenant shall have the non-exclusive right to use the risers in the Building for installation, operation, maintenance and removal of the Antenna; provided that (i) such use of the riser space shall be shared with other tenants and the providers of services to the Building, (ii) Tenant shall make no installation or alteration in any riser without Landlord’s prior written consent, and (iii) such use otherwise complies with this Article 21. Tenant shall be responsible for the repair and maintenance of the Antenna a and all related equipment and wiring during the Term of this Lease, at Tenant’s sole cost and expense, and upon the termination of this Lease shall, at Tenant’s sole cost and expense, remove said Antenna and all related equipment and wiring and repair any damage to the roof or risers of the Building caused as a result of such use or removal. Any required structural support or reinforcement shall be made at Tenant’s sole cost and will be performed by Landlord or Landlord’s contractors. Landlord will not be liable to Tenant or to any other person whomsoever for any injury to person or damage to property, arising out of any use of the roof or any other portion of the Building in connection with the Antenna, and Tenant hereby indemnifies Landlord from any and all liability thereof.

22.        FITNESS FACILITY

Landlord shall install or cause to be installed an unstaffed fitness center (“Fitness Facility”) on the 20th floor of the Building. Tenant and Tenant’s employees shall have the non-exclusive right to use the Fitness Facility during the Fitness Facility’s hours of operation. Tenant’s use of the Fitness Facility will be limited to Tenant, Tenant’s permitted assignees and subtenants, and their employees, on a non-exclusive basis. Tenant and its employees shall use the Fitness Facility at their own risk and will provide any certifications and waivers of liability as Landlord may request from time to time. As provided in §4.2 above, the cost of repair or replacement of equipment in the Fitness Facility and the cost to operate and maintain the Fitness Facility (including, without limitation, subsidies), as well as the cost of providing utilities, cleaning and other services to the Fitness Facility, may be included in Expenses. Tenant shall pay a one-time activation fee of [***] per employee for use of the Fitness Facility and monthly individual membership dues shall be [***] per month per employee. Corporate monthly membership dues (if more than ten employees sign-up) shall be at a reduced rate of [***] per employee per month. Landlord shall not be obligated to provide, and Tenant shall not have a right to receive, any of the fee structure above in the event an independent third party operates, manages, and has the right to receive the profit or revenue from the Fitness Facility.

23.	STORAGE SPACE

[Intentionally Deleted].

24.TENANT LOUNGE

Landlord has installed a tenant lounge on the 6th floor of the Building with seating, Wi-Fi and a coffee center to be used on a non-exclusive basis with other tenants of the Building. As provided in Section 4.2, the cost of repair or replacement of equipment and furniture in the tenant lounge and the cost to operate and maintain the tenant lounge, as well as the cost of providing utilities, cleaning and other services to the tenant lounge, shall be included in Expenses.

25.ROOFTOP TERRACE

Landlord has constructed a rooftop terrace to be constructed on the 6th floor of the Building with seating and Wi-Fi, to be used on a non-exclusive basis with other tenants of the Building when weather permits. As provided in Section 4.2, the cost of repair or replacement of equipment and furniture on the rooftop terrace and the cost to operate and maintain the rooftop terrace, well as the cost of providing utilities, cleaning and other services to the rooftop terrace, shall be included in Expenses.

26.	SIGNAGE

Landlord shall provide Tenant, at Landlord’s expense, with electronic lobby directory signage in the 125 S. Clark lobby. Subject to applicable laws and the requirements and approval of all governmental authorities and the Commission on Chicago Landmarks or its equivalent, which, with respect to the latter, are necessary to preserve the landmark status of the Building (the “Signage Requirements”), on each full floor leased and occupied by Tenant, Tenant, at Tenant’s expense, may also install Tenant’s standard logo and graphics at the entrance to the Premises and throughout the Premises. On multi-tenant floors, the logos and graphics visible to the Common Areas shall be Building standard.

[SIGNATURES TO IMMEDIATELY FOLLOW]

HAVING READ AND INTENDING TO BE BOUND BY THE TERMS AND PROVISIONS THEREOF,
LANDLORD AND TENANT HAVE EXECUTED THIS LEASE AS OF THE EXECUTION DATE.

TENANT

ENFUSION LTD. LLC,

a Delaware limited liability company

By:	/s/ Tim Finney
Name:	Tim Finney
Title:	Director

LANDLORD

125 S. CLARK (CHICAGO) SPE, LLC,

a Delaware limited liability company

By:	/s/ Craig Golden
Name:	Craig Golden
Title:	Manager

Signature Page

EXHIBIT A

[***]

A-1

EXHIBIT B

[***]

B-1

EXHIBIT C

[***]

C-1

EXHIBIT D

[***]

D-1

EXHIBIT E

[***]

E-l-1

EXHIBIT F

[***]

E-l-2

EXHIBIT G

[***]

G-1

EXHIBIT H

[***]

H-1

EXHIBIT I
[***]

I-1

FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this “Amendment” is made and entered into as of the 24 day of March, 2017, by and between 125 S. CLARK (CHICAGO) SPE, LLC, a Delaware limited liability company (“Landlord”), and ENFUSION LTD LLC, a Delaware limited liability company (“Tenant”) (Landlord and tenant shall collectively be referred to herein as the “Parties”).

A.       Landlord and Tenant are parties to that certain Office Lease dated as of March 6, 2017 (the “Lease”), pursuant to which Tenant currently leases from Landlord 12,493 rentable square feet located in Suite 750 on the seventh (7th) floor (the “Premises”) of the building located at 125 South Clark Street Chicago, Illinois (the “Building”).

B.       Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing recitals, which are hereby made a material part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.The recitals set forth above are hereby incorporated into and made a material part of this Amendment. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Lease.
2.For all purposes under the Lease, the “Execution Date” shall be March 6, 2017.
3.Section 1.1(e) of the Lease is hereby deleted and replaced with the following:

“(e) Premises:

Suite 750 (outlined on AMENDED EXHIBIT A), located on the 7th floor of the Building and deemed to contain 12,878 rentable square feet. The Premises and Building have been measured in accordance with BOMA 2010 Office Buildings: Standard Methods of Measurement and Calculating Rentable Area (ANSI Z65.1-2010), Method A.”

4.Section 1.1(i) of the Lease is hereby deleted and replaced with the following:

Lease Months	Annual Base Rent Rate per RSF	Annual Base Rent Rate	Monthly Base Rent
1 through 12	[***]	[***]	[***]
13 through 24	[***]	[***]	[***]
25 through 36	[***]	[***]	[***]
37 through 48	[***]	[***]	[***]
49 through 60	[***]	[***]	[***]
60 through 72	[***]	[***]	[***]
73 through 84	[***]	[***]	[***]
85 through 96	[***]	[***]	[***]

5.Section 1.1(j) of the Lease is hereby deleted and replaced with the following:

“(j)Tenant’s Share:2.2112%.”

6.EXHIBIT A attached to the Lease is hereby deleted and replaced with AMENDED EXHIBIT A attached hereto and all references in the Lease to EXHIBIT A shall be deemed references to AMENDED EXHIBIT A.
7.Tenant represents that Tenant has not dealt with any broker, agent or finder in connection with this Amendment and agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Amendment.
8.This Amendment may be executed in any number of counterparts, any one of which shall be an original, but all of which together shall be one and the same instrument.
9.As modified by this Amendment, the Lease is hereby ratified and confirmed, and shall remain in full force and effect. In the event of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this t Amendment shall control. Headings used in this Amendment are for convenience only and shall not serve to limit, expand or otherwise alter the terms of this Amendment.

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2

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Office Lease as of the date first above written.

TENANT:

ENFUSION LTD. LLC,

a Delaware limited liability company

By:	/s/ Michael Morse
Name:	Michael Morse
Title:	Extension Systems

LANDLORD:

125 S CLARK (CHICAGO) SPE, LLC,

a Delaware limited liability company

By:	/s/ Michael Lombardo
Name:	Michael Lombardo
Title:	Manager

Amended Exhibit A-3

AMENDED EXHIBIT A

[***]

Amended Exhibit A-4

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of the 2nd day of November, 2018, by and between 125 S. CLARK (CHICAGO) SPE, LLC, a Delaware limited liability company (“Landlord”), and ENFUSION LTD. LLC, a Delaware limited liability company (“Tenant”) (Landlord and Tenant shall collectively be referred to herein as the “Parties”).

A.Landlord and Tenant are parties to that certain Office Lease dated as of March 6, 2017 (the “Original Lease”), as amended by that certain First Amendment to Office Lease dated March 24, 2017 (the “First Amendment”; together with the Original Lease, the “Lease”), pursuant to which Tenant currently leases from Landlord 12,878 rentable square feet located in Suite 750 on the seventh (7th) floor (the “Premises”) of the building located at 125 South Clark Street, Chicago, Illinois (the “Building”).

B.Landlord and Tenant desire to amend the Lease on the terms and conditions hereinafter set forth.

NOW THEREFORE, in consideration of the foregoing recitals, which are hereby made a material part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.The recitals set forth above are hereby incorporated into and made a material part of this Amendment. Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Lease.

2.Pursuant to Section 16.1 of the Lease, Tenant is required to deliver to Landlord the Security Deposit in the form of a clean, unconditional, irrevocable letter of credit (a “Letter of Credit Security Deposit”) in the amount of [***] (the “Security Deposit Requirement”). The Parties hereto agree that in lieu of a Letter of Credit Security Deposit, Tenant’s Security Deposit Requirement may be fulfilled by a security deposit in the form of cash (the “Cash Security Deposit”). Landlord desires for Tenant and Tenant agrees to, concurrently with the execution of this Amendment, deliver to Landlord the Cash Security Deposit. So long as the Security Deposit is in the form of the Cash Security Deposit, the following conditions shall apply:

(a)

Landlord is not required to pay any interest on the Security Deposit. The Cash Security Deposit is not an advance payment of Rent nor a measure or limit of Landlord’s damages upon a Default. The Cash Security Deposit secures Tenant’s performance of all Lease obligations. Without prejudice to any other remedies that may be available to Landlord, Landlord, subject to the terms and conditions of the Lease, may apply the Cash Security Deposit against any cost Landlord incurs or damage Landlord suffers because Tenant fails to perform any Lease obligation. Upon Landlord’s demand, Tenant shall replenish the amount of the Cash Security Deposit applied by Landlord so that at all times until the Final Date (as hereinafter defined) the Security Deposit held by Landlord is no less than [***] (as may be adjusted from time-to-time in accordance with the terms of the Lease).

(b)

If Tenant fully and faithfully performs all of its Lease obligations, Landlord will refund the Cash Security Deposit (or any balance remaining) to Tenant no later than the date (the “Final Date”) which is the later of (1) [***] after the expiration or earlier termination of the Term and (ii) Tenant’s vacation and surrender of the Premises to Landlord in the condition required by Section 3.3 of the Lease. If Tenant has assigned the Lease in accordance with Article 15 of the Lease, upon the expiration or earlier termination of the Lease, Landlord may return the Cash Security Deposit (or any balance remaining) to either Tenant or the then current assignee. Landlord’s transfer of the Cash Security Deposit to any transferee of Landlord’s interest in the Building relieves Landlord of its obligations under this Section 2(b), and Tenant will look solely to Landlord’s transferee for return of the Cash Security Deposit (or any balance remaining).

If Tenant hereinafter deposits the Letter of Credit Security Deposit with Landlord meeting the requirements of Article 16 of the Lease, Landlord, within [***] after receipt thereof, shall return any then remaining unapplied portion of the Cash Security Deposit to Tenant.

3.Tenant represents that Tenant has not dealt with any broker, agent or finder in connection with this Amendment and agrees to indemnify and hold Landlord harmless from all damages, judgments, liabilities and expenses (including reasonable attorneys’ fees) arising from any claims or demands of any broker, agent or finder with whom Tenant has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation with Tenant of this Amendment.

4.This Amendment may be executed in any number of counterparts, any one of which shall be an original, but all of which together shall be one and the same instrument.

5.As modified by this Amendment, the Lease is hereby ratified and confirmed, and shall remain in full force and effect. In the event of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall control. Headings used in this Amendment are for convenience only and shall not serve to limit, expand or otherwise alter the terms of this Amendment.

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2

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to Office Lease as of the date first above written.

TENANT:

ENFUSION LTD. LLC,
a Delaware limited liability company

By:	/s/ Blake Nielsen
Name:	Blake Nielsen
Title:	GC & VP Operations

/
LANDLORD:

125 S. CLARK (CHICAGO) SPE, LLC,
a Delaware limited liability company

By:	/s/ Tyler Quast
Name:	Tyler Quast
Title:	Chief Operating Officer